ARIN LARGE CAP THETA FUND

(a series of Starboard Investment Trust)

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting (the “Meeting”) of shareholders of the Arin Large Cap Theta Fund (the “Fund”), a series of Starboard Investment Trust (“Starboard Trust”), which will be held on February 24, 2023, at 10:00 a.m., Eastern time, at 116 South Franklin Street, Rocky Mount, NC 27802. These materials discuss a proposal to be voted on at the Meeting and contain a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”), and proxy card. A proxy card is, in essence, a ballot. When you complete a proxy card, it tells us how you wish the individuals named on your proxy card to vote on important issues relating to the Fund. If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us. If you simply sign and return a proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the proposal, which is in accordance with the Starboard Investment Trust’s Board of Trustee’s recommendation.

The Meeting is currently planned to take place at a physical location. However, due to concerns regarding the coronavirus, or COVID-19, Starboard Trust is planning for the possibility that the Meeting may be held virtually solely by means of remote communication or via a live webcast or that the Starboard Trust may allow for virtual attendance. If the Starboard Trust takes this step, it will publicly announce the decision in a press release that will also be filed with the Securities and Exchange Commission as definitive additional soliciting material, and the Starboard Trust will post the announcement and additional information on its website at https://fundinfopages.com/AVOLX as soon as practicable before the Meeting. The Starboard Trust recommends that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.

Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the Meeting, you may vote your shares in person. If you expect to participate in the Meeting, or have questions, please notify our proxy solicitor, AST Fund Solutions (“AST”), toll free at 1-866-828-6951. You may also vote your shares by telephone, if eligible, or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, AST, reminding you to vote your shares of the Fund.

ARIN LARGE CAP THETA FUND
116 South Franklin Street, P. O. Box 69
Rocky Mount, NC 27802
(800) 773-3863

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on February 24, 2023

To the shareholders of the Arin Large Cap Theta Fund (the “Target Fund”):

NOTICE IS HEREBY GIVEN of a Special Meeting of Shareholders (the “Meeting”) of the Target Fund, a series of the Starboard Investment Trust (“Starboard Trust”), which will be held on February 24, 2023, at 10:00 a.m. Eastern time, at 116 South Franklin Street, Rocky Mount, NC 27802. The Meeting is being called for the following purpose:

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) between the Starboard Trust, on behalf of the Target Fund, and the EA Series Trust (the “ETF Trust”), on behalf of the Alpha Architect Tail Risk ETF (the “Acquiring Fund”), a newly-created series of the ETF Trust, that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange solely for shares of the Acquiring Fund, (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation and dissolution of the Target Fund.

2.	To transact such other business as may properly come before the Meeting.

A copy of the Plan, which more completely sets forth the terms of the proposed reorganization of the Target Fund with and into the Acquiring Fund, is attached as Exhibit A to the Proxy Statement/Prospectus.

The Board of Trustees of the Starboard Trust recommends that you cast your vote FOR the above Proposal as described in the Proxy Statement/Prospectus.

Please sign and promptly return the enclosed proxy card in the postage paid return envelope regardless of the number of shares owned. Your proxy card must be received prior to the Meeting for your vote to be counted.

Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by attending the Meeting and voting in person.

The Meeting is currently planned to take place at a physical location. However, due to concerns regarding the coronavirus, or COVID-19, the Starboard Trust is planning for the possibility that the Meeting may be held virtually solely by means of remote communication or via a live webcast or that the Starboard Trust may allow for virtual attendance. If the Starboard Trust takes this step, it will publicly announce the decision in a press release that will also be filed with the Securities and Exchange Commission as definitive additional soliciting material, and the Starboard Trust will post the announcement and additional information on its website at https://fundinfopages.com/AVOLX as soon as practicable before the Meeting. The Starboard Trust recommends that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.

By Order of the Board of Trustees of the Starboard Trust

/s/ Tracie A. Coop
Tracie A. Coop
Secretary, Starboard Investment Trust.
February 2, 2023

If you have any questions, would like to vote your shares, or wish to obtain instructions on how to attend the Meeting and vote at the Meeting, please call AST, our proxy solicitor, toll free at 1-866-828-6951.

PROXY STATEMENT/PROSPECTUS

Dated February 2, 2023

Acquisition of the Assets and Assumption of the Liabilities of

ARIN LARGE CAP THETA FUND,

(a series of the Starboard Investment Trust)

By and in Exchange for Shares of

ALPHA ARCHITECT TAIL RISK ETF

(a series of EA Series Trust)

This Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) solicits proxies to be voted at a Special Meeting of Shareholders, which will be held at 116 South Franklin Street, Rocky Mount, NC 27802, on February 24, 2023 at 10:00 a.m., Eastern time (the “Meeting”), of the Arin Large Cap Theta Fund (the “Target Fund”), a series of the Starboard Investment Trust (“Starboard Trust”).

At the Meeting, shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”). If the Target Fund’s shareholders vote to approve the Plan, the assets and the liabilities of the Target Fund will be acquired and assumed, respectively, by the Alpha Architect Tail Risk ETF (the “Acquiring Fund”), a newly-created series of EA Series Trust (the “ETF Trust”), in exchange solely for shares of the Acquiring Fund (“Acquiring Fund Shares”). Acquiring Fund Shares will be listed on the CBOE BZX Exchange, Inc. and will begin trading upon consummation of the reorganization.

The Board of Trustees of the Starboard Trust (the “Board”) has fixed the close of business on November 30, 2022, as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about February 7, 2023, to all shareholders eligible to vote on the Plan that provides for the reorganization of the Target Fund with and into the Acquiring Fund.

If the Target Fund’s shareholders vote to approve the Plan, on the closing date of the reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund of equivalent aggregate net asset value (“NAV”) to their investment in the Target Fund immediately prior to the reorganization. The Target Fund will then be liquidated and dissolved.

The Target Fund and the Acquiring Fund (each, a “Fund” and, collectively, the “Funds”) have identical investment objectives and similar principal investment strategies, except that the Acquiring Fund may invest its collateral portfolio, which serves as margin or collateral for the Fund’s options positions, in an affiliated fund, the Alpha Architect 1-3 Month Box ETF (the “1-3 Month Box ETF”) and may also invest in FLexible EXchange® Options (“FLEX Options”). The Funds also have the same principal investment risks, except that the Acquiring Fund will also be subject to certain principal investment risks due to its structure as an exchange-traded fund (“ETF”) and its potential investments in FLEX options and box spreads. Each Fund’s investment objective is to seek to maximize total return through a combination of capital appreciation and current income.

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This Proxy Statement/Prospectus includes information about the Plan and the Acquiring Fund that you should know before voting on the Plan, which if approved, would result in your owning shares of the Acquiring Fund after the reorganization. You should retain this Proxy Statement/Prospectus for future reference. Additional information about the Target Fund, the Acquiring Fund and the proposed reorganization has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents:

●	The Prospectus of Arin Large Cap Theta Fund dated June 21, 2022 (as supplemented) (the “Target Fund Prospectus”), which is incorporated by reference into and considered a part of this Proxy Statement/Prospectus.

●	The Prospectus and Statement of Additional Information (“SAI”) of Alpha Architect Tail Risk ETF dated November 21, 2022 (as amended on December 20, 2022 and February 1, 2023), (the “Acquiring Fund Prospectus”), each accompanies this Proxy Statement/Prospectus and is also incorporated by reference into and considered a part of this Proxy Statement/Prospectus.

●	A Statement of Additional Information (“SAI”) dated February 2, 2023, relating to this Proxy Statement/Prospectus, which has been filed with the SEC, is incorporated by reference into and considered a part of this Proxy Statement/Prospectus.

You may request a free copy of the Target Fund’s Prospectus and SAI (as supplemented) dated June 21, 2022 and the Target Fund’s Annual or Semi-Annual Report to Shareholders, the SAI relating to this Proxy Statement/Prospectus, and other information by calling 800-773-3863 or by writing to Arin Large Cap Theta Fund at c/o Nottingham Shareholder Services, P.O. Box 4365, Rocky Mount, NC 27803-0365.

A copy of the Acquiring Fund’s Prospectus and SAI each accompany this Proxy Statement/Prospectus. Because the Acquiring Fund has not yet commenced operations, no Annual or Semi-Annual Report to Shareholders is available.

You also may review and obtain copies of these documents from the SEC on the EDGAR Database via the internet at www.sec.gov or by sending an electronic request to the following email address: publicinfo@sec.gov. The SEC charges a fee to copy any documents.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Funds.

A.	Form of Agreement and Plan of Reorganization	A-1
B.	Financial Highlights of the Target Fund	B-1
C.	Principal Holders of Securities of the Target Fund	C-1
D.	Comparison of Target Fund and Acquiring Fund Fundamental Investment Restrictions	D-1
E.	Comparison of Delaware Governing Instruments and Discussion of State Law	E-1

SUMMARY

This is only a summary of certain information contained in this Proxy Statement/Prospectus. You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Plan (attached as Exhibit A) and the Acquiring Fund Prospectus (enclosed) and Statement of Additional Information (also enclosed).

What am I being asked to vote upon?

The Starboard Trust (the “Target Fund Entity”) is holding a special meeting of shareholders (the “Meeting”) of the Arin Large Cap Theta Fund (the “Target Fund”). At the Meeting, shareholders will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) under which the assets and the liabilities of the Target Fund will be acquired and assumed, respectively, by the Alpha Architect Tail Risk ETF (the “Acquiring Fund”), a newly-created series of EA Series Trust (the “ETF Trust”), in exchange solely for shares of the Acquiring Fund (“Acquiring Fund Shares”). After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be liquidated and dissolved. This transaction is referred to herein as the “Reorganization.”

What will happen if shareholders approve the Plan?

If the Target Fund’s shareholders vote to approve the Plan and all other conditions of the Reorganization are satisfied or waived, then shareholders of the Target Fund will become shareholders of the Acquiring Fund on or about March 3, 2023 and will no longer be shareholders of the Target Fund. Shareholders of the Target Fund will receive Acquiring Fund Shares with an equivalent aggregate NAV equal to the aggregate NAV of the shares of the Acquiring Fund owned by such shareholders immediately prior to the Reorganization.

How will the Reorganization affect me?

If the Reorganization is completed, you will cease to be a shareholder of the Target Fund, which is a mutual fund, and will become a shareholder of the Acquiring Fund, which is an ETF. Upon completion of the Reorganization, Target Fund shareholders will own shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund (“Target Fund Shares”) that were owned immediately prior to the Reorganization. Shares of the Acquiring Fund will be transferred to a shareholder’s brokerage account, or, if a shareholder does not have a brokerage account, the shares will be held by a transfer agent until a brokerage account is identified. A shareholder’s brokerage account statement will reflect a shareholder’s investment value in the Acquiring Fund based on market value instead of net asset value (i.e., NAV). If Acquiring Fund Shares are not transferred into a brokerage account within six months of the date of the Reorganization, the account may be converted to cash (subject to applicable federal or state laws, including but not limited to those concerning unclaimed property). However, shares of the Acquiring Fund are not issued in fractional shares. As a result, the Target Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganization. Such redemption will result in a cash payment, which is expected to be small and will result in a taxable gain or loss for shareholders who hold such fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of such redemption.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on CBOE BZX Exchange, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems. Should a former Target Fund shareholder decide to purchase or sell shares in the Acquiring Fund after the Reorganization, the shareholder will need to place a trade through a broker who will execute the trade on an exchange at prevailing market prices. Because Acquiring Fund Shares trade at market prices rather than at NAV, Acquiring Fund Shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. Accordingly, former Target Fund shareholders will no longer be able to redeem shares directly from the Target Fund at NAV and must rely on the ability to sell shares on the Exchange. As with all ETFs, your broker may charge a commission for purchase and sale transactions, although ETFs trade with no transaction fees on many platforms.

Will the Reorganization affect the way my investments are managed?

The Acquiring Fund will be managed using the same investment objective and similar principal investment strategies currently used by the Target Fund. There are certain differences between the Target Fund and the Acquiring Fund as follows:

1.	Investment Adviser. Arin Risk Advisors, LLC (“Arin” or the “Sub-Adviser”) is the sole investment adviser to the Target Fund. If the Reorganization is consummated, Empowered Funds, LLC (“EA Advisers”) will serve as the investment adviser to the Acquiring Fund and Arin will serve as sub-adviser to the Acquiring Fund. It is not anticipated that this change will have a material effect on how the Target Fund is currently managed. Moreover, the Acquiring Fund’s management structure will maintain continuity in the investment selection process of the Target Fund’s assets if the Reorganization is approved.

2.	Investments in FLEX Options. The Target Fund invests in various types of options, but it does not invest in FLEX Options. FLEX Options are exchange-traded options contracts with uniquely customizable terms like exercise price, style, and expiration date. The Acquiring Fund will invest in FLEX Options. While FLEX Options will provide the Acquiring Fund with the ability to customize terms of an options contract as it relates to exercise price, style and expiration date, they may be more difficult to liquidate and value under certain circumstances.

3.	Investments in Box Spreads. The Target Fund invests its collateral portfolio backing the Fund’s option positions directly in box spreads. A box spread is the combination of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on an equity security or an equity index at the same expiration date (“Box Spread”). The Acquiring Fund will also invest its margin or collateral for the Fund’s options positions in Box Spreads, but it will gain this exposure through an affiliated ETF, the Alpha Architect 1-3 Month Box ETF (“1-3 Month Box ETF”), which principally invests in Box Spreads. EA Advisers serves as the investment adviser to the 1-3 Month Box ETF and Arin serves as the sub-adviser to this fund. Investments in Box Spreads through the 1-3 Month Box ETF are not expected to increase the risks or costs associated with investing in the Acquiring Fund as compared to the Target Fund.

4.	80% Policy. The Target Fund has an investment policy to invest, under normal circumstances, at least 80% of the Target Fund’s net assets, plus borrowings for investment purposes, in a portfolio of options contracts on securities whose value is based on companies with market capitalizations that qualify them as “large-cap” companies (the “80% Policy”). The 80% Policy may be changed without shareholder approval upon 60-days’ prior notice to shareholders of the Target Fund. The Acquiring Fund will, under normal market conditions, similarly invest in a portfolio of options contracts on securities that are linked to the performance of an index whose value is based on companies with market capitalizations that qualify them as “large cap” companies, however the Acquiring Fund may change this investment policy at any time.

For a more complete discussion, see the sections below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ Are there any significant differences between the investment objectives, policies and strategies of the Funds?” and “How do the principal investment risks of the Funds compare?” and “COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS – How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?”

Are there any differences in risks between the Target Fund and the Acquiring Fund?

Yes. While most of the principal risks of the Target Fund and the Acquiring Fund are the same, the Acquiring Fund is subject to certain risks unique to ETFs. The Acquiring Fund is subject to:

●	Limited Number of Authorized Participants, Market Makers and Liquidity Providers. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In particular, the Fund will have a limited pool of APs that are able to transact in options, including FLEX Options, therefore the pool of competitive market makers for the Fund is expected to be small. This can result in increased costs to the Fund. To the extent that either of the following events occurs, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Premium-Discount Risk. The Acquiring Fund’s Shares may trade above or below their NAV. The market prices of the Acquiring Fund’s Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, the Acquiring Fund’s Shares on the Exchange or other securities exchanges. The trading price of the Acquiring Fund’s Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. Deviation between the Fund’s NAV and trading price poses a risk to investors when there is market stress because costs can increase substantially during such periods, which can lead directly to a widening of premiums or discounts to NAV.

●	Cost of Trading Risk. Investors buying or selling the Acquiring Fund’s Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the Acquiring Fund’s Shares.

●	Trading Risk. Although the Acquiring Fund’s Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in the Acquiring Fund’s Shares on the Exchange may be halted. In stressed market conditions, the liquidity of the Acquiring Fund’s Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be significantly less liquid than the Acquiring Fund’s Shares, potentially causing the market price of the Acquiring Fund’s Shares to deviate from its NAV. When buying or selling shares of the Fund in the secondary market, you will likely incur brokerage commission or other charges. In addition, you may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Acquiring Fund shares (the “bid” price) and the price at which they are willing to sell Acquiring Fund Shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Acquiring Fund Shares, frequent trading may detract significantly from investment results and an investment in Acquiring Fund Shares may not be advisable for investors who anticipate regularly making small investments due to the associated trading costs.

Cash Creation Unit Risk. Unlike most other ETFs, the Fund expects to effect a substantial portion of its creations and redemptions for cash, rather than in-kind securities (although redemptions will also be done in-kind under certain circumstances). The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker dealers, also known as “authorized participants,” create or redeem shares directly through the Fund. Most investors will buy and sell shares of the Fund on an exchange through a broker-dealer. Cash creation and redemption transactions may result in certain brokerage, tax, execution, price movement and other costs and expenses related to the execution of trades resulting from such transactions. To offset these expenses, the Fund will collect fees from the applicable authorized participant to reimburse the Fund for any costs incurred by the Fund that result from a cash creation or redemption. The use of cash for redemptions will limit the tax efficiency of the Acquiring Fund.

The Acquiring Fund and the Target Fund both use box spreads as part of their respective principal investment strategies, and the Acquiring Fund, but not the Target Fund, uses FLEX options. The Acquiring Fund’s risk disclosure regarding Box Spread Risk and FLEX Options Risk is set forth below.

●	Box Spread Risk. A Box Spread is a synthetic bond created by combining different options trades that have offsetting spreads (e.g., purchases and sales on the same underlying instrument, such as an index or an ETF, but with different strike prices). If one or more of these individual option positions are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to the underlying asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part, based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. If the Fund (or an underlying ETF) sells a Box Spread prior to its expiration, then the Fund may incur a loss. The Fund’s ability to profit from Box Spreads is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund (or the underlying ETF) at competitive prices.

●	FLEX Options Risk. FLEX Options are exchange-traded options contracts with uniquely customizable terms like exercise price, style, and expiration date. Due to their customization and potentially unique terms, FLEX Options may be less liquid than other securities, such as standard exchange listed options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. The value of FLEX Options will be affected by, among others, changes in the underlying share or equity index price, changes in actual and implied interest rates, changes in the actual and implied volatility of the underlying shares or equity index and the remaining time to until the FLEX Options expire. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund’s Sub-Adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.

For a more complete discussion, see the sections below titled: “COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS – How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?”

How do the fees and expenses of the Acquiring Fund compare to the fees and expenses of the Target Fund?

Following the Reorganization, the net expense ratio for the Acquiring Fund will be the same as the expense ratio of the Target Fund, however the management fee for the Acquiring Fund is higher than the Target Fund because the Acquiring Fund is subject to a unitary fee structure. You will not pay any sales load, CDSC, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Acquiring Fund Shares in the Reorganization. Shareholders pay annual fund operating expenses indirectly because they are deducted from fund assets.

The following table allows you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of the Target Fund as of February 28, 2022 and pro forma annual fund operating expenses for the Acquiring Fund. There is no separate pro forma combined column because the Acquiring Fund pro forma column shows the fees and expenses that will apply going forward; the Acquiring Fund is not operational and does not currently have investment assets. The pro forma Acquiring Fund’s expenses are estimated and it is assumed that the Acquiring Fund will hold substantially similar assets as the Target Fund, except that the Acquiring Fund will invest in FLEX Options and the 1-3 Month Box ETF. The fees and expenses reflected below do not include the brokerage commissions, other fees to financial intermediaries and taxes that investors may pay on their purchases and sales of shares of the Acquiring Fund.

ANNUAL OPERATING EXPENSE TABLE FOR SHARES OF THE TARGET FUND

AND PROJECTED FEES FOR THE ACQUIRING FUND AFTER THE REORGANIZATION*

SHAREHOLDER FEES (paid directly from your investment)	Target Fund	Pro Forma Acquiring Fund
Sales Charge (Load) Imposed on Purchases	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

ANNUAL FUND OPERATING EXPENSES	Target Fund	Pro Forma Acquiring Fund
Management fees	0.40%	0.63%
Distribution and service (12b-1) fees	None	0.00%
Other expenses	0.23%	0.00%[1]
Acquired Fund Fees and Expenses	--	0.18%
Total annual Fund operating expenses	0.63%	0.81%
Fee waiver and/or expense reimbursement	--	(0.18%)[2]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	--	0.63%

*	The Target Fund and the Acquiring Fund will not bear any Reorganization costs (excluding brokerage costs, which are expected to be minimal, if any).
[1]	Other Expenses are estimated for the current fiscal year. The Target Fund charges a management fee and any remaining Fund expenses are paid by the Target Fund, which are reflected as “Other Expenses.” The Acquiring Fund charges a unitary fee and Acquiring Fund expenses are paid from the unitary fee. “Other Expenses” of the Acquiring Fund are estimated to be 0.00% for the first fiscal year because the Acquiring Fund does not reasonably estimate that the Fund will incur any expenses that are not otherwise paid for by EA Advisers in accordance with the unitary management fee structure.
[2]	EA Advisers has contractually agreed to waive receipt of its management fees and/or assume expenses of the Acquiring Fund, including any acquired fund fees or expenses (“AFFE”) related to the Acquiring Fund’s investment in the Alpha Architect 1-3 Month Box ETF so that the total annual operating expenses of the Acquiring Fund (excluding payments under the Fund’s Rule 12b-1 distribution and service plan (if any), brokerage expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses) do not exceed 0.63% of the Acquiring Fund’s average daily net assets. Any AFFE associated with Acquiring Fund investments in any other acquired funds are not included in the fee waiver. This agreement may only be changed or terminated by a vote of the holders of a majority of the Fund’s outstanding voting securities.

Portfolio Turnover. The Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year ended February 28, 2022, the Target Fund’s total portfolio turnover rate was 449% of the average value of its investment portfolio. This portfolio turnover rate includes the turnover of short-term securities and differs from the amount listed in the Target Fund’s annual report, which does not include the turnover related to short-term securities.

In addition, the Acquiring Fund will be subject to a unitary fee structure, which will require the Acquiring Fund’s investment manager, EA Advisers, to pay the Acquiring Fund’s ordinary operating expenses without any increase in the total net operating expenses after fee waiver and/or expense reimbursement of the Acquiring Fund. The Acquiring Fund’s gross expenses, however, are higher than those of the Target Fund. The Acquiring Fund’s sub-adviser, Arin is also the sponsor of the Acquiring Fund (“Fund Sponsor”). Under this arrangement, the Fund Sponsor has agreed to provide financial support to the Acquiring Fund and, in turn, EA Advisers has agreed to share with the Fund Sponsor a portion of profits, if any, generated by the Acquiring Fund’s advisory fee. Every month, the advisory fee is calculated and paid to EA Advisers.

If the amount of the unitary management fee exceeds the Acquiring Fund’s operating expenses and EA Advisers-retained amount, EA Advisers pays the net total to the Fund Sponsor. The amount paid to the Fund Sponsor represents both the sub-advisory fee and any remaining profits from the advisory fee. During months where there are no profits or the funds are not sufficient to cover the entire sub-advisory fee, the sub-advisory fee is automatically waived.

If the amount of the unitary management fee is less than the Acquiring Fund’s operating expenses and the EA Advisers-retained amount, Fund Sponsor is obligated to reimburse EA Advisers for the shortfall.

EA Advisers performs its services to the Acquiring Fund pursuant to the terms of an investment advisory agreement between the Acquiring Fund and EA Advisers. EA Advisers is entitled to receive an advisory fee of 0.63%, which is shown as an annual rate as a percentage of the Fund’s average daily net assets.

For a more detailed comparison of the Funds’ fees and expenses, see the sections below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the Funds’ investment management fee rates?” and “What are the fees and expenses of each Fund and what might they be after the Reorganization?”

What are the differences in the investment advisory agreements of the Target Fund and the Acquiring Fund?

The investment advisory agreements of the Target Fund and the investment advisory agreement of the Acquiring Fund are similar; however, the following table is designed to aid in a comparison of certain material terms of the agreements. This discussion is qualified in its entirety by reference to each investment advisory agreement.

Contract Provision	Target Fund	Acquiring Fund
Services	Arin provides discretionary advisory services to the Target Fund as its investment adviser. This means that Arin selects the Target Fund’s investments and selects the broker-dealers with which it executes any Target Fund transactions.	The Adviser serves as the investment adviser to the Acquiring Fund and is responsible for selecting the Acquiring Fund’s sub-adviser, subject to oversight of the Acquiring Fund’s Board of Trustees. Arin will serve as the Fund’s discretionary sub-adviser and, like its role with the Target Fund, will select the Fund’s investments and will execute Acquiring Fund transactions with broker-dealers of its choosing.
Fees	For Arin’s services to the Target Fund, it receives a fee for its services of 0.40%. The Target Fund separately pays for other expenses, such as custody, administration and transfer agency.	The Acquiring Fund pays the Adviser a unitary fee of 0.63%. This fee covers all expenses of the Fund, including payments for third party services such as, custody, administration and transfer agency. While the fee covers all Acquiring Fund expenses, it does not include payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses (including affiliated funds’ fees and expenses), taxes (including tax-related services), interest (including borrowing costs), litigation expenses (including class action-related services) and other non-routine or extraordinary expenses.
Fee Waiver	The Target Fund does not have a fee waiver agreement in place.	Pursuant to a separate Fee Waiver Agreement, the Adviser has agreed to waive any expenses associated with the Acquiring Fund’s investments in the 1-3 Month Box ETF. This agreement may only be changed or terminated by a vote of the holders of a majority of the Fund’s outstanding voting securities.
Liability / Indemnity	Arin will not be liable for any error of judgment or for any loss suffered by the Target Fund except any losses resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under this Agreement. The agreement also indemnifies Arin to the full extent permitted by the Trust’s governing documents.

The Adviser will not be liable for any loss or damage incurred by the Acquiring Fund, unless its actions or omissions constitute willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties to the Acquiring Fund.

The agreement does not include any indemnity provisions.

Except for the indemnity provided by the Target Fund, these provisions are similar.

Who will pay the costs in connection with the Reorganization?

The estimated cost of the Reorganization is expected to be approximately $100,000. The cost of the Reorganization, including any costs directly associated with preparing, filing, printing and distributing to the shareholders of the Target Fund all materials relating to the Reorganization as well as the conversion costs associated with the Reorganization (but excluding brokerage costs, which are expected to be minimal, if any), will be borne by Arin, the investment adviser for the Target Fund and sub-adviser for the Acquiring Fund, and EA Advisers, the investment adviser for the Acquiring Fund. Arin and EA Advisers will share the costs of the Reorganization if the Reorganization is not consummated.

What are some features of ETFs that differ from mutual funds?

The following are the material features of ETFs as compared to mutual funds:

Transparency. The Acquiring Fund will be a transparent ETF that operates with full transparency to its portfolio holdings. Following the Reorganization, the Acquiring Fund, like other fully transparent ETFs, will make its portfolio holdings public each day. This holdings information, along with other information about the Acquiring Fund, will be available on the Acquiring Fund’s website at www.alphaarchitect.com/funds. A description of the Target Fund Entity’s policies and procedures with respect to the disclosure of the Target Fund’s portfolio holdings is available in the Target Fund’s SAI, which is incorporated into this Proxy Statement/Prospectus by reference.

Sales of ETF Shares on an Exchange throughout the Day. ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. The market price of the ETF may be higher or lower than the ETF’s NAV per share, and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

Sales only through a Broker. Unlike a mutual fund’s shares, individual shares of ETFs, like the Acquiring Fund, are not directly purchased or redeemed from the Acquiring Fund at NAV. Shares of the Acquiring Fund may be purchased or redeemed directly from the Acquiring Fund only in block size creation units of 10,000 or more or multiples thereof, and only an AP may engage in purchase or redemption transactions directly with the Acquiring Fund. Once created, shares of the Acquiring Fund generally trade in the secondary market in amounts less than a creation unit. Acquiring Fund Shares may only be purchased and sold on a stock exchange through a broker at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF, like the Acquiring Fund, may trade at a price less than (discount) or greater than (premium) the ETF’s NAV. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors.

In addition, the Acquiring Fund is subject to certain risks unique to operating as an ETF. For more information, see “Are there any differences in risks between the Target Fund and the Acquiring Fund?” above.

What are the federal income tax consequences of the Reorganization?

The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, (the “Code”) and generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders. However, immediately prior to the Reorganization, most shareholders will receive cash compensation for any fractional shares of the Target Fund that they hold. Such shareholders will generally be required to recognize taxable gain or loss, if any, upon the receipt of cash for their fractional shares, if any.

As a condition of the closing of the Reorganization and assuming that the parties comply with the terms of the Plan, the Starboard Trust and the ETF Trust will receive an opinion of counsel regarding the federal income tax consequences of the Reorganization. Shareholders should consult their tax advisors regarding the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences. For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION.”

How do the purchase procedures of the Funds compare?

Shares of the Target Fund are sold on a continuous basis by Capital Investment Group. Inc (the “Distributor”) at the next calculated NAV per share at the end of the trading day that the NYSE is scheduled to be open for business. Acquiring Fund Shares may be purchased only on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market determined prices, which means that the market price per share of the ETF may be higher or lower than the ETF’s NAV per share, and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

Sales Charges. Shares of the Target Fund are not currently subject to a front-end sales charge or a contingent deferred sales charge (“CDSC”). No front-end sales charge or CDSC will be imposed on shares of the Target Fund exchanged for shares of the Acquiring Fund in connection with the Reorganization. Additionally, no sales charges are imposed on shares of the Acquiring Fund.

Rule 12b-1 Fees. A 12b-1 fee is not charged on Target Fund shares. The ETF Trust has adopted a Rule 12b-1 plan under the 1940 Act for the Acquiring Fund with an annual fee of up to 0.25%. As of the date of this Proxy Statement/Prospectus, the Acquiring Fund does not charge a Rule 12b-1 fee and does not anticipate that the Rule 12b-1 plan would be implemented at the time of the Reorganization or the foreseeable future. Therefore, neither shareholders of the Target Fund nor shareholders of the Acquiring Fund pay Rule 12b-1 fees, however shareholders of the Acquiring Fund could pay up to 0.25% in Rule 12b-1 fees in the future, although this is not currently anticipated.

Brokerage Commissions. When buying and selling shares of an ETF through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

For a more complete discussion, see the section below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the purchase procedures of the Funds?”

How do the redemption procedures and exchange privileges of the Funds compare?

Shares of the Target Fund may be sold (redeemed) at the next calculated NAV directly with the Target Fund each day that the NYSE is scheduled to be open for business. Unlike the Target Fund, individual shares of the Acquiring Fund are not sold at NAV per share directly by the Acquiring Fund. Shares of the Acquiring Fund generally may only be sold on exchanges and other trading platforms. Acquiring Fund Shares may be redeemed only on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market determined prices, which means that the market price per share of the ETF may be higher or lower than the ETF’s NAV per share and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

The Target Fund does not provide for exchange of Target Fund Shares for shares of any other series of the Starboard Trust. As an ETF, the Acquiring Fund does not provide for the exchange of shares.

Brokerage Commissions. When buying and selling shares of an ETF through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

For a more complete discussion, see the section below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the redemption procedures and exchange privileges of the Funds?”

What is the anticipated timing of the Reorganization?

The Meeting is scheduled to occur on February 24, 2023. If the necessary shareholder approval is obtained and all other closing conditions of the Reorganization under the Plan are satisfied or waived, the Reorganization is currently expected to be completed on or about March 3, 2023.

What happens if the Reorganization is not approved?

If the Target Fund’s shareholders do not approve the Reorganization, the Target Fund may consider other alternatives, however, currently, there are no other proposed actions contemplated for the Target Fund. Until any such alternatives are acted upon, the Target Fund would continue its operations as a mutual fund, and would be overseen by the Board of the Starboard Trust and managed by Arin.

What do I need to do to prepare for the Reorganization?

It is important for you to determine whether you hold your Target Fund shares in the type of account that can accommodate the Acquiring Fund Shares that will be received in the Reorganization. If you hold your shares of the Target Fund in an account directly with the Target Fund at the Target Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares if the Reorganization is approved and you continue to own shares of the Target Fund at the time of the Reorganization.

Transferring Target Fund shares to an already existing brokerage account. Transferring your shares from the Target Fund’s transfer agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to the broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account if the Reorganization is approved and you continue to own shares of the Target Fund at the time of the Reorganization.

You should provide your broker with a copy of the quarterly statement from the Target Fund. The broker will require your account number with the Target Fund, which can be found on your statement. The broker will help you complete a form to initiate the transfer. Once you sign that form, the broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account.

Transferring Target Fund Shares from a Non-Accommodating Brokerage Account to a Brokerage Account that accepts ETF shares. The broker where you hold the Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

You can contact your financial advisor or other financial intermediary for further information.

What will happen if I don’t have a Brokerage Account or don’t have one that can accept ETF shares at the time of the Reorganization?

If you do not have a brokerage account or your shares are held in a brokerage account that cannot accept ETF shares at the time of the Reorganization of the Target Fund, the Acquiring Fund Shares received by you in the Reorganization will be held by a transfer agent, US Bank Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Stock Transfer Agent”), until a brokerage account is identified into which the Stock Transfer Agent can transfer the shares. As planned, if the Acquiring Fund Shares are not transferred into a brokerage account within six months of the date of the Reorganization, the Acquiring Fund Shares may be converted to cash and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws, including but not limited to those concerning unclaimed property). The conversion of Acquiring Fund Shares to cash may be subject to fees and expenses and will likely be a taxable event for shareholders who hold their shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of such conversion. You may contact the Stock Transfer Agent after conversion by calling 1-800-236-4214.

What if the Reorganization is approved by shareholders and I don’t want to hold ETF shares?

If the Reorganization is approved and you do not want to receive ETF shares in connection with the Reorganization, you may redeem your Target Fund shares prior to the Reorganization. If a Target Fund shareholder redeems his or her shares and such shares are held in a taxable account, the shareholder will generally recognize a taxable gain or loss based on the difference between the Target Fund shareholder’s tax basis in the shares and the amount that the redeeming shareholder receives for them.

How will shareholder voting be handled?

Shareholders who own shares of the Target Fund at the close of business on November 30, 2022 (the “Record Date”), will be entitled to vote at the Meeting, and each share (or fractional share) of the Target Fund outstanding as of the Record Date is entitled to a number of votes equal to the net asset value of that share (or fractional share) in U.S. dollars as of the Record Date. This method of voting is referred to as “dollar-weighted” voting. Approval of the Reorganization by the Target Fund requires the affirmative vote of the lesser of: (i) a majority of the voting power of the outstanding voting securities of the Target Fund or (ii) 67% or more of the voting power of the voting securities of the Target Fund present or represented by proxy at the Meeting if the holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Target Fund are present or represented by proxy. AST is a company that has been retained by the Target Fund to assist in the solicitation of proxies, and collect and tabulate shareholder votes. AST is not affiliated with the Funds or with the Starboard Trust.

Please vote by proxy as soon as you receive this Proxy Statement/Prospectus. You may cast your vote by completing, signing, and mailing the enclosed proxy card(s), by calling the number on the enclosed proxy card(s) if eligible, or, online by following the on-line instructions if your account is eligible. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting. You may also attend the Meeting and cast your vote at the Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “VOTING INFORMATION” section of this Proxy Statement/Prospectus.

What is the Board’s recommendation regarding the proposal?

The Board unanimously recommends that you vote FOR the Plan. At meetings held on June 9, 2022 and October 31, 2022, the Starboard Trust Board, on behalf of the Target Fund, considered the proposal to reorganize the Target Fund with and into the Acquiring Fund, unanimously approved the Plan, and voted to recommend that shareholders of the Target Fund vote to approve the Plan. For the reasons set forth in the “REASONS FOR THE REORGANIZATION” section of this Proxy Statement/Prospectus, the Board, including the Independent Trustees (as defined below), have determined that participation in the Reorganization is in the best interests of the Target Fund. The Board also concluded that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization.

THE BOARD, ON BEHALF OF THE TARGET FUND, UNANIMOUSLY

RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment objectives, policies and strategies of the Funds?

Investment Objectives

The Target Fund and the Acquiring Fund have the same investment objective. Each Fund seeks to maximize total return through a combination of capital appreciation and current income.

Investment Strategies

The Target Fund and Acquiring Fund also employ similar principal investment strategies in seeking to achieve their objectives. The main difference between the Funds’ principal investment strategies is that the Acquiring Fund may invest its collateral portfolio, which serves as margin or collateral for the Fund’s options positions, in an affiliated ETF, the 1-3 Month Box ETF and may also invest in FLEX Options. As an ETF, the Acquiring Fund’s shares will be traded on the Cboe BZX Exchange, Inc. The Reorganization will be accomplished in accordance with the Plan. Shareholders of the Target Fund are being asked to approve the Plan between the Starboard Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, which provides for: (1) the acquisition of the assets and the assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange solely for shares of the Acquiring Fund, (2) the distribution of such shares to the shareholders of the Target Fund, and (3) the complete liquidation and dissolution of the Target Fund.

The Target Fund has an investment policy to invest, under normal circumstances, at least 80% of the Target Fund’s net assets, plus borrowings for investment purposes, in a portfolio of options contracts on securities whose value is based on companies with market capitalizations that qualify them as “large-cap” companies. This policy may be changed without shareholder approval upon 60-days’ prior notice to shareholders of the Target Fund. The Acquiring Fund will, under normal market conditions, similarly invest in a portfolio of options contracts on securities that are linked to the performance of an index whose value is based on companies with market capitalizations that qualify them as “large cap” companies, however the Acquiring Fund may change this investment policy at any time.

The table below compares the principal investment strategies of the Target Fund and the Acquiring Fund, however the primary differences in the investment strategies of the Funds is that the Acquiring Fund may invest in FLEX Options and will invest in the 1-3 Month Box ETF. A summary comparison has been provided to aid in your understanding of any differences however that discussion is qualified in its entirety by the complete description of each Fund’s investment strategy.

Target Fund	Acquiring Fund	Summary Comparison
As a matter of investment policy, the Fund will invest, under normal circumstances, at least 80% of net assets, plus borrowings for investment purposes, in a portfolio of options contracts on securities whose value is based on companies with market capitalizations that qualify them as “large-cap” companies. Arin Risk Advisors, LLC (the “Advisor”) considers a company to be a “large cap” company if its market capitalization is at least $10 billion. The Fund utilizes one or more combinations of long and short put and call options (SPX options) on securities that are linked to the performance of the S&P 500 Index (the “Index”) in an effort to gain market exposure as well as to hedge the Fund’s market exposure and generate income. The Fund may, from time to time, also invest in options on other broad-based market indexes that represent the U.S. large-cap equity market. While the Fund invests in securities whose prices are affected by changes in the value of the Index, the Fund does not typically maintain full long investment exposure to the Index, does not track the Index, and its performance may differ significantly from that of the Index.

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund will invest, under normal circumstances, in a portfolio of options contracts on securities that are linked to the performance of an index whose value is based on companies with market capitalizations that qualify them as “large cap” companies.

Arin Risk Advisors, LLC (the “Sub-Adviser”) considers a company to be a “large cap” company if its market capitalization is at least $10 billion. The Sub-Adviser utilizes one or more combinations of long and short put and call options, such as options on securities that are linked to the performance of the S&P 500 Index (the “Index”) (these options are known as “SPX Options”) in an effort to gain broad market exposure as well as to hedge the Fund’s market exposure and generate income. The Fund may, from time to time, also invest in options on other broad-based market indexes that represent the U.S. large-cap equity market. While the Fund invests in securities whose prices are affected by changes in the value of the Index, the Fund does not typically maintain full long investment exposure to the Index, does not track the Index, and its performance may differ significantly from that of the Index. The Fund may utilize either standard exchange-listed options or FLexible EXchange® Options (“FLEX Options”) or a combination of both.

The Target Fund has an investment policy that it will invest 80% of its assets in a portfolio of options contracts on securities whose value is based on companies with market capitalizations that qualify them as “large-cap” companies. The Acquiring Fund does not have this 80% policy however it also will invest in a portfolio of options contracts that qualify as large cap companies.

The Acquiring Fund will also use FLEX Options, whereas the Target Fund does not use such options.

The Fund’s three primary objectives are: gain a varying amount of market exposure to the Index; limit risk relative to a decline in the Index; and generate a series of cash flows.	The Fund’s three primary objectives are: (i) to gain a varying amount of market exposure to the Index; (ii) limit risk relative to a decline in the Index and profit from a market dislocation event; and (iii) generate a series of cash flows. The Sub-Adviser considers a market dislocation event (also known as a tail risk event) when the Index suffers an extreme market decline (generally greater than 25%) within a few months accompanied by a sustained increase in expected Index volatility (generally greater than 50) - see discussion of Protective Options below. Examples of historical market dislocation or tail risk events that have met both of these standards include the Financial Crisis of 2008-09 and the COVID-19 Pandemic of 2020.	The Target Fund and the Acquiring Fund have substantially similar primary objectives. The Acquiring Fund provides additional disclosure describing market dislocation events.

Target Fund	Acquiring Fund	Summary Comparison
In order to gain Index exposure, the Fund will sell SPX options or a combination of SPX options that are expected to allow the Fund to realize gains if the Index remains above certain price levels expressed by the strike prices of the Fund’s SPX options contracts. Even if the Index price fails to appreciate in value, the Fund may realize gains. These gains are attributable to the decrease in value of the SPX options sold over time and is typically referred to as “theta”. In cases where the Index falls below certain price levels, the Fund will experience gains and losses that are in line with the movement of the Index. The difference between the Index price and the strike prices of the Fund’s SPX options determines the extent of the Fund’s market exposure to the Index. If the Index price remains above the strike price, the Fund will have modest exposure. If the Index price trades below the strike price, the Fund will have greater market exposure. In cases where the Index price rises above certain levels, then the Fund will experience gains only up to the amount of premium initially received. The Fund’s assets serve as collateral for options that are bought and sold in an attempt to gain market exposure to the Index. The SPX options in the Fund’s portfolio each have a trading volume sufficient to preclude the Fund’s trades from influencing prices. The Fund may also use short SPX options (short SPX options generate immediate cash inflows in exchange for taking on the obligation of delivering cash at a future date) or long SPX options (long SPX options require an initial cash payment in exchange for the right to receive a future cash payment at a future date). The Fund may also utilize call or put spreads to limit the downside risk of the Fund. The Fund will purchase SPX call options or sell SPX put options (including spreads) when the Advisor believes the value of the Index will increase and will purchase SPX put options or sell SPX call options (including spreads) when the Advisor believes the value of the Index will decrease.	In order to gain Index exposure, the Fund will sell SPX Options or a combination of SPX Options that are expected to allow the Fund to realize gains if the Index remains above certain price levels expressed by the strike prices of the Fund’s SPX Options contracts. Even if the Index price fails to appreciate in value, the Fund may realize gains from the option premiums paid to the Fund when such options expire worthless or when the value of such options decreases over time. These gains are attributable to the decrease in value of the SPX Options sold over time and is typically referred to as “theta”. In cases where the Index falls below certain price levels, the Fund will experience gains and losses that are in line with the movement of the Index. The difference between the Index price and the strike prices of the Fund’s SPX Options determines the extent of the Fund’s market exposure to the Index. If the Index price remains above the strike price, the Fund will have modest Index exposure. If the Index price trades below the strike price, the Fund will have greater Index exposure. In cases where the Index price rises above certain levels, then the Fund will experience gains only up to the amount of option premium initially received. The Fund’s investment exposure to the Index will generally vary between 100% exposure to the Index and -40% (i.e., short exposure to the Index), exclusive of the Protective Options as discussed below. The Fund’s exposure to the Index will depend on the mix of call options and put options in the Fund’s portfolio, and whether such options have been sold or purchased by the Fund. The Fund’s total performance will be a function of its exposure to the Index over certain periods of time and the income and expenses of the option premiums. The Fund’s assets serve as collateral for options that are bought and sold in an attempt to gain market exposure to the Index. The SPX Options in the Fund’s portfolio each have a trading volume sufficient to preclude the Fund’s trades from influencing prices. The Fund may also use short SPX Options (short SPX Options generate immediate cash inflows in exchange for taking on the obligation of delivering cash at a future date) or long SPX Options (long SPX Options require an initial cash payment in exchange for the right to receive a future cash payment at a future date). The Fund may also utilize call or put spreads to limit the downside risk of the Fund. The Fund will purchase SPX call options or sell SPX put options (including spreads) when the Sub-Adviser believes the value of the Index will increase and will purchase SPX put options or sell SPX call options (including spreads) when the Sub-Adviser believes the value of the Index will decrease.	The disclosure is substantially similar in how both Funds gain Index exposure through the use of option contracts and how the Funds will gain or lose money given price changes in the Index. The Acquiring Fund disclosure provides additional detail on how the Acquiring Fund uses options to protect against price declines in the Index.

Target Fund	Acquiring Fund		Summary Comparison
An option spread combines two or more option contracts as a single trade. The Fund sells one SPX option and simultaneously buys an offsetting position in another SPX option. When selling a spread, the maximum gain is the net premium collected and the maximum loss is equal to the difference in the respective strike prices, less the premium collected. The use of spreads may limit the Fund’s exposure to the Index depending upon the rate of change in the Index, the Advisor’s ability to adjust the position, and the pricing of the SPX options used to create the spread. There may be instances where the Fund has no long market exposure and may temporarily have short market exposure. Such an instance may arise when the market either rises or falls at a rate in excess of the levels provided by the SPX option contracts held by the Fund for long market exposure.

An option spread combines two or more option contracts as a single trade. The Fund sells one SPX Option and simultaneously buys an offsetting position in another SPX Option. When selling a spread, the maximum gain is the net premium collected and the maximum loss is equal to the difference in the respective strike prices, less the premium collected. The use of spreads may limit the Fund’s exposure to the Index depending upon the rate of change in the Index, the Sub-Adviser’s ability to adjust the position, and the pricing of the SPX Options used to create the spread. There may be instances where the Fund has no long market exposure and may temporarily have short market exposure. Such an instance may arise when the market either rises or falls at a rate in excess of the levels provided by the SPX Option contracts held by the Fund for long market exposure.

The following is an overview of the limitations on the Fund’s use of put and call options:

Both the Target Fund and the Acquiring Fund use option spread trades. The Acquiring Fund disclosure also highlights the limitations of using put and call option trades.
	●	When the Fund sells call options, the Fund receives an option premium and will experience a loss if the Index rises above the call option strike price plus the premium collected;
	●	When the Fund buys call options, the Fund pays a premium and will experience a loss if the Index fails to rise above the call option strike price plus the premium paid;
	●	When the Fund sells put options, the Fund receives a premium and will experience a loss if the Index falls below the put option strike price less the premium collected; and
	●	When the Fund buys put options, the Fund pays a premium and will experience a loss if the Index fails to fall below the put option strike price less the premium paid.

Target Fund	Acquiring Fund	Summary Comparison
The Fund will purchase other SPX options that should appreciate if the Index significantly declines, and, thus, attempt to limit the Fund’s risk and volatility exposure. When the value of the Index decreases below the strike prices of these SPX options, the value of the Fund will be negatively correlated to the value of the Index. This long SPX option exposure is referred to as the Fund’s “Protection Ratio”. This Protection Ratio represents the number of long SPX put options expiring in greater than 40 days with strike prices that are at least five percent (5%) below the current Index value as compared to the number of SPX options representing the investment of all the Fund’s assets (Fund’s total net assets divided by the Index value divided by 100 units per contract). The Advisor seeks to keep the Protection Ratio above 10 and as high as possible while attempting to minimize carrying costs. There may be periods where the high carrying cost of these SPX options may result in Fund’s Protection Ratio remaining below 10.

The Fund will purchase other SPX Options (“Protective Options”) that should appreciate during a market dislocation event. During other market periods, such as when the Index is increasing in value, the Protective Options will decrease the Fund’s return. When the Index falls below the strike prices of the Protective Options, the Fund will be negatively correlated to the Index. The Protective Options provide the Fund with potential reductions to its Index exposure (see above where Index exposure is typically between 100% exposure to the Index and -40%) and may cause the Fund’s Index exposure to fall below -40%. If the Index were to suddenly fall below the strike prices of the Protective Options, the Fund should experience a gain from the decline in the Index.

The SPX Option exposure from the Protective Options is referred to as the Fund’s “Protection Ratio”. This Protection Ratio represents the number of Protective Options expiring in greater than 40 days with strike prices that are at least five percent (5%) below the current Index value as compared to the number of SPX Options representing the investment of all the Fund’s assets (the Fund’s total net assets divided by the Index value divided by 100 units per contract). A higher Protection Ratio would generally mean the Fund owns relatively more Protective Options as compared to its net assets than when the Fund has a lower Protection Ratio. Purchasing the Protective Options during periods without any market dislocation events will cause the Fund’s return to be lower that it would have been had the Fund purchased fewer or no Protective Options. The Sub-Adviser seeks to keep the Protection Ratio above 10 and as high as possible while attempting to minimize this carrying cost. There may be periods where the high carrying cost of the Protective Options may result in Fund’s Protection Ratio remaining below 10. Furthermore, during a market dislocation event, the Fund expects its Protective Options to increase in value. When the Protective Options increase in value, the Fund may experience a high cost to continue holding all of its Protective Options and the Sub-Adviser may seek to sell some or all of the Protective Options.

Both the Target Fund and the Acquiring Fund can purchase protective options, which seek to protect the portfolio during a market dislocation event. The Acquiring Fund provides additional explanation of how the Protective Options work within the Acquiring Fund’s portfolio.

Target Fund	Acquiring Fund	Summary Comparison
The Advisor may also allocate a portion of the Fund’s assets to cash or cash equivalents, including United States Treasury Securities, money-market instruments, money-market mutual funds or option “box spreads,” or an ETF that holds option box spreads. A box spread is a combination of option trades referred to as vertical offsets that results in a synthetic bond exposure. The Advisor typically compares the yield from the available cash equivalents and chooses to invest in those which offer the most favorable risk and reward characteristics under current market conditions. The Fund’s strategy may result in high portfolio turnover.	The Sub-Adviser will also maintain a collateral portfolio that is designed primarily to serve as margin or collateral for the Fund’s options positions and secondarily to enhance the Fund’s return by generating income (the “Collateral Portfolio”). Under normal circumstances, the Fund will allocate approximately 20% of its capital to gain exposure to the Index, 1% to 10% of the Fund’s assets will be allocated to the Protective Options and the remaining cash will be utilized as part of the Collateral Portfolio. The Collateral Portfolio is comprised of cash or cash equivalents, including United States Treasury Securities, money-market instruments, money-market mutual funds, or option “box spreads” (“Box Spreads”), including ETFs that hold Box Spreads. A Box Spread is a synthetic bond created by combining different options trades that have offsetting spreads (e.g., purchases and sales on the same underlying instrument, such as an index or an ETF, but with different strike prices).	The Target Fund has historically primarily invested the Fund’s collateral portfolio directly in box spreads. The Acquiring Fund also will invest its collateral portfolio in box spreads, utilizing an affiliated ETF, the 1-3 Month Box ETF, which primarily invests in box spreads.
Not Applicable	The Sub-Adviser may invest up to 100% of the Collateral Portfolio in the Alpha Architect 1-3 Month Box ETF (the “1-3 Month Box ETF”). The 1-3 Month Box ETF is advised by Empowered Funds, LLC and is sub-advised by the Sub-Adviser. The 1-3 Month Box ETF is an actively managed ETF whose investment objective is to provide investment results that, before fees and expenses, equal or exceed the price and yield performance of an investment that tracks the 1-3 month sector of the United States Treasury Bill market. To achieve its principal investment strategy the 1-3 Month Box ETF primarily invests in Box Spreads.	See above.
The Fund’s strategy may result in high portfolio turnover.	The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. The Fund’s portfolio turnover rate is expected to be greater than 100%. A high portfolio turnover rate will increase the Fund’s brokerage commission costs, which will negatively impact the performance of the Fund.	The portfolio turnover rate of the Acquiring Fund is expected to be comparable to the portfolio turnover rate of the Target Fund.

Investment Policies and Restrictions

The Target Fund and Acquiring Fund have adopted similar fundamental investment policies and restrictions regarding borrowing money, acting as underwriter, making loans, purchasing or selling real estate or physical commodities, issuing senior securities, concentrating in an industry, operating as a diversified fund as defined by the 1940 Act, purchase of derivatives, the purchase of securities on margin, and the purchase of investments for the purpose of exercising control or management. Any differences between the Target Fund and Acquiring Fund fundamental investment policies and restrictions will not result in any material differences in the management between the Target Fund and the Acquiring Fund.

For more information about the investment objectives, strategies and policies of the Funds please see the section entitled “COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS” in this Proxy Statement/Prospectus.

How do the principal investment risks of the Funds compare?

An investment in each Fund involves risks common to most funds that have exposure to U.S. large capitalization companies. You could lose money by investing in either Fund. Because the investment policies of the Funds are similar, the Funds have substantially similar principal investment risks. The Funds have in common the principal investment risks of Options Risk, Cash and Cash Equivalent Risk, Market Risk, Equity Securities Risk, Large-Cap Securities Risk, Management Risk, U.S. Government Securities Risk, Cybersecurity Risk, High Portfolio Turnover Risk, and Geopolitical/Natural Disaster Risks. The Acquiring Fund is subject to the following additional risks unique to operating as an ETF: Limited Number of Authorized Participants, Market Makers and Liquidity Providers Concentration Risk, Premium Discount Risk, Cost of Trading Risk, Trading Risk, and Cash Creation Unit Risk. The Acquiring Fund (and the Target Fund generally) is subject to Box Spread Risk. The Acquiring Fund is also subject to the following additional risks, which the Target Fund is also generally subject to except that these risks are described differently in the Target Fund Prospectus: ETF Investing Risk, Valuation Risk and Counterparty Risk. Additionally, the Acquiring Fund is also subject to FLEX Options Risk.

For more information about the principal risks of the Funds, please see the section “COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS – What are the principal investment risks associated with investments in the Funds?”

What are the purchase procedures of the Funds?

Shares of each Fund are sold without a sales charge. Unlike the Target Fund, shares of the Acquiring Fund are not purchased at NAV directly with the Acquiring Fund. The Acquiring Fund will issue (or redeem) shares at NAV only to certain financial institutions that have entered into agreements with the Acquiring Fund’s distributor in large, aggregated blocks known as “Creation Units.” A Creation Unit of the Acquiring Fund consists of a specified number of shares as stated in the Acquiring Fund’s Prospectus. Creation Units are generally issued (or redeemed) in kind for securities (and an amount of cash) that the Acquiring Fund specifies each day at the NAV next determined after receipt of an order.

The Target Fund and the Acquiring Fund have different procedures for the purchase of shares. Shares of the Target Fund are sold on a continuous basis at NAV by the Distributor. Shares of the Target Fund may be purchased directly through its transfer agent and through other authorized financial intermediaries. All initial investments must be made by check or wire, and additional investments may be made by check, wire, or ACH. The Target Fund requires a minimum investment of $25,000. Acquiring Fund Shares may only be purchased on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Shares of the Acquiring Fund can be bought during the day like shares of other publicly traded companies. Buying Acquiring Fund Shares on an exchange involves certain costs. When buying shares through a financial intermediary, you may incur brokerage or other charges determined by your financial intermediary, although ETFs trade with no transaction fees on many platforms. In addition, a shareholder of the Acquiring Fund may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying shares in the secondary market (the “bid-ask spread”). Because Acquiring Fund Shares trade at market prices rather than at NAV, Acquiring Fund Shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. The trading prices of Acquiring Fund Shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for Acquiring Fund Shares and securities of the companies held by the Acquiring Fund, economic conditions and other factors, rather than the Acquiring Fund’s NAV, which is calculated at the end of each business day.

Holders of shares of the Target Fund will not be assessed a front-end sales charge or CDSC in connection with the Reorganization. Additional information and specific instructions explaining how to buy shares of each Fund are outlined in each Fund’s prospectus under the heading “Purchasing Shares (Target Fund)” and “Buying and Selling Fund Shares (Acquiring Fund).”

Share purchases of the Target Fund may no longer be permitted approximately one week prior to the Reorganization. Investors should check the Target Fund’s website (https://fundinfopages.com/AVOLX#docs) for further information.

What are the redemption procedures and exchange privileges of the Funds?

The Funds have different features for redeeming shares. Neither Fund permits exchanging shares.

The Target Fund processes redemption orders promptly, and shareholders will generally receive redemption proceeds within a week. The Target Fund may delay forwarding a redemption check for up to 15 days for recently purchased shares while the Fund determines whether the purchase payment will be honored. Redemption orders received in proper form by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s NAV. Redemption orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day. See the Target Fund’s prospectus under the heading “Investing in the Fund”, for more details. The Acquiring Fund will redeem shares at NAV only in Creation Units, and shares generally may only be sold on exchanges and other trading platforms, as explained above in the section titled “What are the purchase procedures of the Funds?”

Shareholders of the Target Fund may sell their shares and buy shares by making a request in writing, by telephone (unless you declined telephone privileges on your account application) or by bank wire (under limited conditions). Exchanges are not permitted by the Target Fund. See the Target Fund’s prospectus under the heading “Investing in the Fund,” for more details. As an ETF, the Acquiring Fund does not provide for the exchange of shares.

Who manages the Funds?

The oversight of the operations of the Target Fund is the responsibility of the board of trustees of the Starboard Trust, and the management of the business of the Acquiring Fund is the responsibility of the Board of Trustees of the ETF Trust (the “ETF Trust Board”). The Board and the ETF Trust Board each elect officers, who are responsible for the day-to-day operations of the respective Fund.

Investment Manager of Target Fund. Arin Risk Advisors, LLC, 1100 East Hector Street, Suite 215, Conshohocken, Pennsylvania 19428, serves as the sole investment manager to the Target Fund.

Investment Manager of Acquiring Fund. Empowered Funds, LLC, dba EA Advisers, 19 East Eagle Road Havertown, PA 19083 serves as investment manager and provides certain administrative and oversight services to the Acquiring Fund. EA Advisers is wholly-owned by Alpha Architect LLC. EA Advisers reviews and supervises the activities of the Sub-Adviser with respect to the Fund. Notwithstanding the delegation of discretionary authority to the Sub-Adviser, the Adviser retains primary responsibility with respect to all matters relating to the Fund.

Sub-Adviser to the Acquiring Fund. Arin serves as the sub-adviser to the Acquiring Fund. As sub-adviser, Arin, subject to EA Advisers’ and the ETF Trust Board’s supervision, has discretion to manage the Acquiring Fund and purchase and sell securities in accordance with the Fund’s objectives, policies, and restrictions.

Fund Management Team. The portfolio managers have responsibility for the day-to-day management of the Target Fund and Acquiring Fund and operate as a team to develop ideas and implement investment strategy for each Fund. The day-to-day portfolio management of each Fund is the responsibility of Arin. The portfolio managers of the Acquiring Fund will be the same as the portfolio managers for the Target Fund.

The portfolio managers responsible for the day-to-day management of the Target Fund and Acquiring Fund are Lawrence Lempert and Joseph DeSipio.

Lawrence Lempert has been the trading director and chief compliance officer of the Sub-Adviser since 2011. Prior to joining the Sub-Adviser, he founded and managed Bullock Capital, LLC, a proprietary stock/option trading and market making broker dealer and previously served as a Specialist, market maker and Index options trader with Susquehanna International Group. Mr. Lempert earned a Bachelor of Science degree in Statistics and Economics from Rutgers College, a Juris Doctor from Villanova University School of Law, and a Master of Laws in Taxation from New York University School of Law.

Joseph DeSipio is the co-founder and chief market strategist of the Sub-Adviser since the firm’s founding in 2009. He previously held strategist and lead portfolio manager positions with SEI Investments, Evergreen Investments, Wachovia, and Vector Capital Management, Inc. Mr. DeSipio founded Evergreen Investments’ Options Strategy Group in Philadelphia, Pennsylvania. Mr. DeSipio earned a Bachelor of Science degree from Indiana University of Pennsylvania and Master of Arts degree in Economics from Temple University. Mr. DeSipio is a CFA® charterholder. He earned the right to use the Chartered Financial Analyst designation. He is a financial Risk Manager – Certified by the Global Association of Risk Professionals.

The SAI for the Target Fund dated June 21, 2022, (the “Target Fund SAI”) and the SAI for the Acquiring Fund dated November 4, 2022 (the “Acquiring Fund SAI”), provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds. For information on how to obtain a copy of the Target Fund SAI and the Acquiring Fund SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”

What are the Funds’ investment management fee rates?

The investment management fee paid to Arin, with respect to the Target Fund is equal to an annual rate of 0.40% of the Target Fund’s average daily net assets. Arin is responsible for the investment and reinvestment of the Target Fund’s assets.

EA Advisers will serve as investment manager to the Acquiring Fund. The Acquiring Fund will pay EA Advisers an advisory fee equal to an annual rate of 0.63% of the Acquiring Fund’s average daily net assets (the “Advisory Fee”). The Advisory Fee is a unitary management fee. Under the Advisory Agreement, EA Advisers bears all of the costs of the Acquiring Fund, except for the Advisory Fee, payments under the Acquiring Fund’s Rule 12b-1 Distribution and Service Plan, acquired fund fees and expenses, brokerage expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expenses (including class action-related services) and other non-routine or extraordinary expenses (including litigation to which the ETF Trust or the Acquiring Fund may be a party and indemnification of the Board of Trustees and officers of the ETF Trust with respect thereto). EA Advisers will, however, bear all costs associated with any Acquiring Fund investments in the 1-3 Month Box ETF for the duration of the fee waiver agreement between EA Advisers and the Trust, which will continue in effect unless changed or terminated by a vote of the holders of a majority of the Fund’s outstanding voting securities.

EA Advisers has entered into a fund sponsorship agreement with Arin pursuant to which Arin is also the sponsor of the Fund (“Fund Sponsor”). Under this arrangement, the Fund Sponsor has agreed to provide financial support to the Acquiring Fund (as described below) and, in turn, EA Advisers has agreed to share with the Fund Sponsor a portion of profits, if any, generated by the Acquiring Fund’s Advisory Fee (also as described below). If the amount of the unitary management fee exceeds the Acquiring Fund’s operating expenses and EA Advisers-retained amount, EA Advisers pays the net total to the Fund Sponsor. The amount paid to the Fund Sponsor represents both the sub-advisory fee and any remaining profits from the Advisory Fee. During months where there are no profits or the funds are not sufficient to cover the entire sub-advisory fee, the sub-advisory fee is automatically waived. If the amount of the unitary management fee is less than the Acquiring Fund’s operating expenses and EA Advisers-retained amount, Fund Sponsor is obligated to reimburse EA Advisers for the shortfall.

For the fiscal year ended February 28, 2022, the Target Fund paid Arin advisory fees of $727,243 for its management services provided. Because the Acquiring Fund has not yet commenced operations, no management or other fees have been paid to EA Advisers.

What are the fees and expenses of each Fund and what might they be after the Reorganization?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold or sell shares of each Fund. You may pay other fees when purchasing and selling shares of the Acquiring Fund, such as brokerage commissions, other fees to financial intermediaries and taxes, which are not reflected in the tables and examples below.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of the Target Fund as of February 28, 2022, and pro forma annual fund operating expenses for the Acquiring Fund. There is no separate pro forma combined column because the Acquiring Fund pro forma column shows the fees and expenses that will apply going forward; the Acquiring Fund is not operational and does not currently have investment assets. The pro forma Acquiring Fund’s expenses are estimated, and it is assumed that the Acquiring Fund will hold the same assets as the Target Fund. You will not pay any sales load, CDSC, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Acquiring Fund Shares in the Reorganization. Shareholders pay annual fund operating expenses indirectly because they are deducted from a Fund’s assets.

ANNUAL OPERATING EXPENSE TABLE FOR SHARES OF THE TARGET FUND

AND PROJECTED FEES FOR THE ACQUIRING FUND AFTER THE REORGANIZATION*

SHAREHOLDER FEES (paid directly from your investment)	Target Fund	Pro Forma Acquiring Fund
Sales Charge (Load) Imposed on Purchases	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

ANNUAL FUND OPERATING EXPENSES	Target Fund (Institutional Shares)	Pro Forma Acquiring Fund
Management fees	0.40%	0.63%
Distribution and service (12b-1) fees	None	0.00%
Other expenses	0.23%	0.00% [1]
Acquired Fund Fees and Expenses	--	0.18%
Total annual Fund operating expenses	0.63%	0.81%
Fee waiver and/or expense reimbursement	--	(0.18%)[2]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.63%	0.63%

*	The Target Fund and the Acquiring Fund will not bear any Reorganization costs (excluding brokerage costs, which are expected to be minimal, if any).
[1]	Other Expenses are estimated for the current fiscal year. The Target Fund charges a management fee and any remaining Fund expenses are paid by the Target Fund, which are reflected as “Other Expenses.” The Acquiring Fund charges a unitary fee and Acquiring Fund expenses are paid from the unitary fee. “Other Expenses” of the Acquiring Fund are estimated to be 0.00% for the first fiscal year because the Acquiring Fund does not reasonably estimate that the Fund will incur any expenses that are not otherwise paid for by EA Advisers in accordance with the unitary management fee structure.
[2]	EA Advisers has contractually agreed to waive receipt of its management fees and/or assume expenses of the Acquiring Fund, including any acquired fund fees or expenses (“AFFE”) related to the Fund’s investments in the 1-3 Month Box ETF so that the total annual operating expenses of the Acquiring Fund (excluding payments under the Fund’s Rule 12b-1 distribution and service plan (if any), brokerage expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses) do not exceed 0.63% of the Fund’s average daily net assets. Any AFFE associated with Acquiring Fund investments in any other acquired funds are not included in the fee waiver. This agreement may only be changed or terminated by a vote of the holders of a majority of the Fund’s outstanding voting securities.

Example

These examples are intended to help you compare the cost of investing in the Target Fund Shares with the cost of investing in the Acquiring Fund Shares, both before and after the Reorganization. The example assumes:

●	You invest $10,000 in the Target Fund and in the Acquiring Fund for the periods shown;

●	Your investment has a 5% return each year and the Funds’ operating expenses remain the same; and

●	You reinvest all distributions and dividends without a sales charge.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund (Institutional Class)– (with or without redemption at end of period)	$64	$202	$351	$786
Pro Forma – Acquiring Fund (assuming the Reorganization is completed)*	$64	$202	$351	$786

*	The expense example reflects annual fund operating expenses for the most recent fiscal year (as disclosed in the Target Fund’s current prospectuses) of the Target Fund. The Acquiring Fund is newly organized and therefore has not yet had any operations as of the date of this Proxy Statement/Prospectus. Pro forma numbers are estimated as if the Reorganization had been completed as of March 1, 2021 and reflect the expense ratio for the twelve-month period ended February 28, 2022, and do not include the estimated costs of the Reorganization. The Target Fund and the Acquiring Fund will not bear any Reorganization costs (excluding brokerage costs, if any).

How do the performance records of the Funds compare?

The Acquiring Fund is a newly formed “shell” fund that has not yet commenced operations, and therefore, has no performance history as of the date of this Proxy Statement/Prospectus. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire the assets and assume the liabilities of the Target Fund and continue the business of the Target Fund, except that the Acquiring Fund will operate as an ETF instead of a mutual fund, subject to a new investment advisory agreement. After the Reorganization, the Target Fund will remain the “accounting survivor” and, as a result, the Acquiring Fund will continue to show the historical investment performance and returns of the Target Fund.

The historical performance of the Target Fund, as it is to be adopted by the Acquiring Fund, is included in the Acquiring Fund’s Prospectus that accompanies this Proxy Statement/Prospectus.

The average annual total returns for Target Fund shares before and after taxes, as of September 30, 2022, are shown below.

Average Annual Total Returns	1 Year	5 Years	Since Inception (8/14/2013)
Target Fund
Return Before Taxes	(17.53)%	0.08%	1.93%
Return After Taxes on Distributions	(18.95)%	(0.94)%	0.97%
Return After Taxes on Distributions and Sale of Fund Shares	(8.57)%	(0.18)%	1.31%
S&P 500® Index (reflects no deductions for fees, expenses or taxes) (Performance Benchmark for the Target Fund)	(15.47)%	9.24%	10.72%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA). After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

The Target Fund’s past performance is not necessarily an indication of how the Funds will perform in the future. You can obtain updated performance information at https://fundinfopages.com/AVOLX#docs or by calling 800-773-3863.

Where can I find more financial and performance information about the Target Fund?

Attached as Exhibit B below are the financial highlights tables of the Target Fund. The Target Fund’s Prospectus, the Target Fund’s Annual Report for the fiscal year ended February 28, 2022, and the Target Fund’s Semi-Annual Report for the period ended August 31, 2022, contain additional financial and performance information about the Target Fund. The documents are available free of charge upon request (see the section “INFORMATION ABOUT THE FUNDS”). The Acquiring Fund is new and has no performance history as of the date of this Proxy Statement/Prospectus. The Acquiring Fund will adopt the financial history of the Target Fund following the Reorganization.

What are other key features of the Funds?

Service Providers. While the Target Fund and the Acquiring Fund use different service providers, the Funds receive substantially the same services from their respective service providers. As indicated below, the Funds use the following service providers:

●	Custodian. UMB Bank, 1010 Grand Boulevard, Kansas City, Missouri 64106, is custodian of all securities and cash of the Target Fund. U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian of the Acquiring Fund’s securities and other assets.

●	Fund Administration, Fund Accounting Services and Transfer Agent. The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804 provides various administrative and accounting services to the Target Fund. Nottingham Shareholder Services, LLC, 116 South Franklin Street, Rocky Mount, North Carolina 27804 acts as transfer agent for the Target Fund. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 is the administrator, fund accountant and transfer agent for the Acquiring Fund.

●	Distributor. Capital Investment Group, Inc, 101 E. Six Forks Road, Suite 200, Raleigh, North Carolina 27609 is the distributor of the shares of the Target Fund. Quasar Distributors, LLC, 111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202, is the distributor of Creation Units for the Acquiring Fund.

●	Independent Registered Public Accounting Firm. BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, serves as the Target Fund’s independent registered public accounting firm. Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Acquiring Fund’s independent registered accounting firm. The independent registered public accounting firm for each Fund audits the financial statements included in each Fund’s Annual Report to Shareholders.

Distribution and Service (12b-1) Fees. The Target Fund and the Acquiring Fund have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (each a “Rule 12b-1 plan”). Under a Rule 12b-1 plan, the Funds may pay their respective distributor or others for the expenses of activities that are primarily intended to sell Acquiring Fund or Target Fund Shares.

The Target Fund 12b-1 plan. The Target Fund’s Institutional Class does not have a Rule 12b-1 plan.

The ETF Trust 12b-1 plan. The Acquiring Fund is subject to a Rule 12b-1 Plan, under which the Acquiring Fund may be authorized to pay distribution fees of up to 0.25% of its average daily net assets each year to the Acquiring Fund’s distributor and other firms that provide distribution and shareholder services. In the event 12b-1 fees are charged, over time they would increase the cost of an investment in the Acquiring Fund because they would be paid on an ongoing basis. As of the date of this Proxy Statement/Prospectus, the maximum amount payable under the Acquiring Fund’s 12b-1 Plan is set at 0% until further action by the ETF Trust’s Board.

Fiscal Years. The Target Fund has a fiscal/tax year end of February 28 and the Acquiring Fund has adopted a fiscal/tax year end of September 30.

Dividends and Distributions. Each Fund generally pays dividends and distributes capital gains, if any, once in December and at such other times as are necessary. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Target Fund shares. Shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. Your income dividends and capital gain distributions from the Acquiring Fund may be automatically reinvested in additional whole Acquiring Fund Shares only if the broker through whom you purchased the shares makes such option available.

Tax. The tax implications of an investment in each Fund are generally the same. ETFs can present certain tax efficiencies when creations and redemptions are in-kind because the ETF typically does not recognize capital gains on the in-kind redemption of its shares. This tax efficiency will be limited for the Acquiring Fund because the Acquiring Fund expects a substantial portion of all redemptions to be effected in cash. When portfolio securities are sold by the Fund, the sale may cause the recognition of capital gains by the Fund that generally could cause a taxable distribution to all of its shareholders—even if the shareholders may have an unrealized loss on their overall investment in the Fund. For more information about the tax implications of investments in the Funds, see the Target Fund Prospectus under the heading “Dividends, Distributions, and Taxes,” and the Acquiring Fund Prospectus under the heading “Distributions and Taxes.”

REASONS FOR THE REORGANIZATION

Before approving the Reorganization, the trustees who are deemed to be independent Trustees of the Board of the Starboard Trust (each, an “Independent Trustee” and, collectively, the “Independent Trustees”) under the 1940 Act, had a meeting with representatives of Arin and with their counsel outside the presence of Arin to discuss matters related to the Reorganization.

At meetings held on June 9, 2022 and October 31, 2022, Arin presented the Plan to the Board and provided the Board with data and analysis regarding the Reorganization. Arin brought this proposal to the Board based on its views that (i) investors generally prefer ETFs over mutual funds, (ii) ETFs are subject to lower (or no) fees to gain access to certain retail advisors, and (iii) to promote transparency of the Target Fund through the use of an ETF vehicle. Based on the considerations described below, the Board, including the Independent Trustees, determined that the Reorganization would be in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. At that meeting, the Board considered various factors, including those set forth below.

●	The Acquiring Fund and Target Fund share identical investment objectives and similar strategies, risks, and fundamental investment restrictions.

●	The Acquiring Fund and Target Fund have the same portfolio management teams.

●	The Acquiring Fund’s net expenses are not expected to increase as a result of the Reorganization and that the expense limitation agreement of the Acquiring Fund would remain in place for at least two years from the date of the Reorganization and could not be terminated during its initial two-year term.

●	The Reorganization will be effected on the basis of the Target Fund’s net asset value per share and will not result in the dilution of the interests of shareholders of the Target Fund.

●	The costs of the Reorganization will be borne by Arin and EA Advisers.

●	The Reorganization will be effected on a tax-free basis.

●	The possibility of future benefits to the Acquiring Fund’s shareholders, based on the fact that the ETF Trust’s sponsor had certain marketing capabilities that could help increase the assets of the Acquiring Fund and achieve economies of scale.

●	The Board considered the potential benefits afforded by the ETF structure, such as the potential for greater economies of scale due to a potential for increased assets in the Fund for the reasons discussed above that over time could potentially lead to a lower expense ratio for the Acquiring Fund.

●	At the board meetings, the Board considered and approved the proposed Reorganization. The Independent Trustees were advised on this matter by their legal counsel. The Board received detailed information about: (1) the investment objectives, strategies, and policies of the Target Fund and the Acquiring Fund; (2) the portfolio management of the Target Fund and the Acquiring Fund; (3) current and future estimated fees and expenses of the Target Fund and the Acquiring Fund; (4) allocation of Reorganization expenses; (5) federal income tax consequences of the Reorganization for the Target Fund’s shareholders; and (6) the general characteristics of the Target Fund and the Acquiring Fund.

The Board noted that the Reorganization would not result in the dilution of the interests of the Target Fund’s shareholders, because all of the Target Fund’s shareholders would receive shares of the Acquiring Fund that are equal in total value to the shares of the Target Fund they hold immediately before the Reorganization (adjusted for distributions to redeem fractional shares, if any).

The Board approved the Plan, concluding that the Reorganization is in the best interests of the Target Fund, and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. The Board, including a majority of the Independent Trustees, approved the Plan and made the foregoing determinations.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD,
ON BEHALF OF THE TARGET FUND, UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE PLAN

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the Plan, which is attached as Exhibit A, for more complete information about the Reorganization.

How will the Reorganization be carried out?

If the shareholders of the Target Fund approve the Plan, the Reorganization will be completed after various conditions are satisfied, including the preparation of certain documents. If the shareholders of the Target Fund do not approve the Plan, the Reorganization will not take place. The Target Fund will continue to operate as it currently does, and the Board of the Target Fund will consider such other actions as it deems necessary or appropriate.

If the Plan is approved by the Target Fund’s shareholders, any fractional shares held by shareholders will be redeemed, and the Target Fund will distribute the redemption proceeds to those shareholders. The redemption of shareholders’ fractional shares will generally be a taxable event for such shareholders and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

On the closing date, which is scheduled to occur on or about March 3, 2023 (the “Closing Date”), but which may occur on an earlier or later date as the officers of the Target Fund and the Acquiring Fund may mutually agree, the Target Fund will transfer substantially all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target Fund’s assets), to the Acquiring Fund and the Acquiring Fund will assume all liabilities of the Target Fund. In exchange, the Acquiring Fund will issue Acquiring Fund Shares that have an aggregate NAV equal to the dollar value of the net assets delivered to the Acquiring Fund by Starboard Trust, on behalf of the Target Fund. Starboard Trust, on behalf of the Target Fund, will distribute to shareholders the Acquiring Fund Shares it receives. Each shareholder of the Target Fund will receive Acquiring Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Target Fund (and, immediately prior to the Reorganization, cash in lieu of fractional shares, if any). The Target Fund will accept requests for redemptions only if received in proper form before 4:00 p.m., Eastern time, on the Closing Date. Shareholders who wish to redeem shares after 4:00 p.m., Eastern time, on the Closing Date will have to sell their shares on an exchange using their brokerage account. The Target Fund will then terminate its existence, liquidate, and dissolve.

The obligations under the Plan are subject to various conditions, including, but not limited to:

●	the Acquiring Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Proxy Statement/Prospectus is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date;

●	the shareholders of the Target Fund shall have approved the Reorganization; and

●	Starboard Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, shall have received a tax opinion described further below, that the Reorganization is a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and will not result in the recognition of gain or loss for federal income tax purposes for the Target Fund, the Acquiring Fund or their shareholders (except in respect of redemptions of fractional shares for cash).

The Starboard Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, may terminate or abandon the Plan at any time before or after the approval of the Plan by the shareholders of the Target Fund.

If the Target Fund’s shareholders do not approve the Reorganization, the Target Fund may consider other alternatives, however, currently, there are no other proposed actions contemplated for the Target Fund. Until any such alternatives are acted upon, the Target Fund would continue its operations as a mutual fund and would be overseen by the Board and managed by Arin.

Who will pay the expenses of the Reorganization?

The estimated cost of the Reorganization is expected to be approximately $100,000. The cost of the Reorganization, including any costs directly associated with preparing, filing, printing and distributing to the shareholders of the Target Fund all materials relating to the Reorganization as well as the conversion costs associated with the Reorganization (but excluding brokerage costs, which are expected to be minimal), will be borne by Arin, the investment adviser for the Target Fund and sub-adviser for the Acquiring Fund, and EA Advisers, the investment adviser for the Acquiring Fund. Arin and EA Advisers will share the costs of the Reorganization if the Reorganization is not consummated. Brokerage costs, if any, will be borne by shareholders of the Acquiring Fund.

What should I know about the Acquiring Fund Shares?

As discussed above in the sections titled “How do the purchase procedures of the Funds compare?” and “What are the redemption procedures and exchange privileges of the Funds?,” unlike Target Fund Shares, which may be purchased and redeemed directly with the Target Fund, Acquiring Fund Shares may only be purchased on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer. Therefore, if you do not have a brokerage account or your shares of the Target Fund are held in an account that cannot accept ETF shares at the time of the Reorganization of the Target Fund, you will be required to open a brokerage account in conjunction with the Reorganization or, alternatively, redeem your shares in the Target Fund. If you do nothing, the Acquiring Fund Shares received by you in the Reorganization will be held by a stock transfer agent, US Bank Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Stock Transfer Agent”), until a brokerage account is identified into which the Stock Transfer Agent can transfer the shares. As planned, if the Acquiring Fund Shares are not transferred into a brokerage account within six months of the date of the Reorganization, the Acquiring Fund Shares may be converted to cash and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws, including but not limited to those concerning unclaimed property). The conversion of Acquiring Fund Shares to cash may be subject to fees and expenses and will likely be a taxable event for shareholders who hold their shares in a taxable account.

What are the capitalizations of the Funds and what might the Acquiring Fund’s capitalization be after the Reorganization?

The following table sets forth as of January 13, 2023, the capitalization of the Target Fund and the projected capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization and assumes that the Reorganization is approved for the Target Fund. At the closing of the Reorganization, shareholders of the Target Fund will receive the Acquiring Fund Shares (and cash in lieu of fractional shares, if any) based on the relative NAVs per shares of the Funds as of 4:00 p.m., Eastern time, on the Closing Date.

	Target Fund	Pro Forma- Acquiring Fund after Reorganization (estimated)
Net Assets	$94,176,825.95	$94,176,825.95[1]
Total Shares Outstanding	9,901,377.685	9,901,377.685[1]
Net Asset Value Per Share	$9.51	$9.51

[1]	Target Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganization.

COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS

This section describes the similarities and the key differences between the investment objectives, principal investment strategies and fundamental policies of the Funds, as well as the principal risks associated with such objectives, strategies and policies. For a complete description of the Acquiring Fund’s investment policies, strategies and risks, you should read the Acquiring Fund Prospectus, which accompanies this Proxy Statement/Prospectus, and the Acquiring Fund SAI, which is available upon request.

How do the investment objectives, strategies, policies and risks of the Funds compare?

The Target Fund is currently classified as an open-end fund under the 1940 Act (meaning a fund that issues and redeems shares on a continuous basis). As an open-end fund operating as a mutual fund, the Target Fund offers shares that are redeemable on each business day and daily liquidity. The Acquiring Fund is also classified as an open-end fund under the 1940 Act but operates as an ETF. As an ETF, the Acquiring Fund offers shares that are bought and sold on a national securities exchange, which gives investors the ability to buy their shares throughout the day at the current market price (which may be at a premium or discount to NAV).

Investment Objective. The Target Fund and the Acquiring Fund have the same investment objective. Each Fund seeks to maximize total return through a combination of capital appreciation and current income.

Investment Strategies

The Target Fund and Acquiring Fund employ similar principal investment strategies in seeking to achieve their objectives. The main difference between the Target Fund’s and the Acquiring Fund’s principal investment strategies is that the Acquiring Fund may invest in FLEX Options and in an affiliated ETF, the 1-3 Month Box ETF. The Acquiring Fund’s investments in FLEX Options provide Arin with the ability to customize the terms of the options contract as it relates to exercise price, style and expiration date. The Sub-Adviser will utilize the 1-3 Month Box ETF to invest the Acquiring Fund’s collateral portfolio, which serves as margin or collateral for the Fund’s options positions. The 1-3 Month Box ETF seeks to provide investment results that, before fees and expenses, equal or exceed the price and yield performance of an investment that tracks the 1-3 month sector of the United States Treasury Bill market. The Target Fund invests in option spread trades, but it does not use an affiliated fund to gain this exposure. EA Advisers has agreed to waive all fees incurred by the Acquiring Fund relating to purchases of the 1-3 Month Box ETF. This agreement will remain in effect and may only be changed or terminated by a vote of the holders of a majority of the Fund’s outstanding voting securities.

The Target Fund has an investment policy to invest, under normal circumstances, at least 80% of the Target Fund’s net assets, plus borrowings for investment purposes, in a portfolio of options contracts on securities whose value is based on companies with market capitalizations that qualify them as “large-cap” companies. This policy may be changed without shareholder approval upon 60-days’ prior notice to shareholders of the Target Fund. The Acquiring Fund will, under normal market conditions, similarly invest in a portfolio of options contracts on securities that are linked to the performance of an index whose value is based on companies with market capitalizations that qualify them as “large cap” companies, however the Acquiring Fund may change this investment policy at any time.

Investment Strategies

The table below compares the principal investment strategies of the Target Fund and the Acquiring Fund. A summary comparison has been provided to aid in your understanding of any differences however that discussion is qualified in its entirety by the complete description of each Fund’s investment strategy.

Target Fund	Acquiring Fund	Summary Comparison
As a matter of investment policy, the Fund will invest, under normal circumstances, at least 80% of net assets, plus borrowings for investment purposes, in a portfolio of options contracts on securities whose value is based on companies with market capitalizations that qualify them as “large-cap” companies. Arin Risk Advisors, LLC (the “Advisor”) considers a company to be a “large cap” company if its market capitalization is at least $10 billion. The Fund utilizes one or more combinations of long and short put and call options (SPX options) on securities that are linked to the performance of the S&P 500 Index (the “Index”) in an effort to gain market exposure as well as to hedge the Fund’s market exposure and generate income. The Fund may, from time to time, also invest in options on other broad-based market indexes that represent the U.S. large-cap equity market. While the Fund invests in securities whose prices are affected by changes in the value of the Index, the Fund does not typically maintain full long investment exposure to the Index, does not track the Index, and its performance may differ significantly from that of the Index.

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund will invest, under normal circumstances, in a portfolio of options contracts on securities that are linked to the performance of an index whose value is based on companies with market capitalizations that qualify them as “large cap” companies.

Arin Risk Advisors, LLC (the “Sub-Adviser”) considers a company to be a “large cap” company if its market capitalization is at least $10 billion. The Sub-Adviser utilizes one or more combinations of long and short put and call options, such as options on securities that are linked to the performance of the S&P 500 Index (the “Index”) (these options are known as “SPX Options”) in an effort to gain broad market exposure as well as to hedge the Fund’s market exposure and generate income. The Fund may, from time to time, also invest in options on other broad-based market indexes that represent the U.S. large-cap equity market. While the Fund invests in securities whose prices are affected by changes in the value of the Index, the Fund does not typically maintain full long investment exposure to the Index, does not track the Index, and its performance may differ significantly from that of the Index. The Fund may utilize either standard exchange-listed options or FLexible EXchange® Options (“FLEX Options”) or a combination of both.

The Target Fund has an investment policy that it will invest 80% of its assets in a portfolio of options contracts on securities whose value is based on companies with market capitalizations that qualify them as “large-cap” companies. The Acquiring Fund does not have this 80% policy however it will also invest in a portfolio of options contracts that qualify as large cap companies.

The Acquiring Fund will also use FLEX Options, whereas the Target Fund does not use such options.

The Fund’s three primary objectives are: gain a varying amount of market exposure to the Index; limit risk relative to a decline in the Index; and generate a series of cash flows.	The Fund’s three primary objectives are: (i) to gain a varying amount of market exposure to the Index; (ii) limit risk relative to a decline in the Index and profit from a market dislocation event; and (iii) generate a series of cash flows. The Sub-Adviser considers a market dislocation event (also known as a tail risk event) when the Index suffers an extreme market decline (generally greater than 25%) within a few months accompanied by a sustained increase in expected Index volatility (generally greater than 50) - see discussion of Protective Options below. Examples of historical market dislocation or tail risk events that have met both of these standards include the Financial Crisis of 2008-09 and the COVID-19 Pandemic of 2020.	The Target Fund and the Acquiring Fund have substantially similar primary objectives. The Acquiring Fund provides additional disclosure describing market dislocation events.

Target Fund	Acquiring Fund	Summary Comparison
In order to gain Index exposure, the Fund will sell SPX options or a combination of SPX options that are expected to allow the Fund to realize gains if the Index remains above certain price levels expressed by the strike prices of the Fund’s SPX options contracts. Even if the Index price fails to appreciate in value, the Fund may realize gains. These gains are attributable to the decrease in value of the SPX options sold over time and is typically referred to as “theta”. In cases where the Index falls below certain price levels, the Fund will experience gains and losses that are in line with the movement of the Index. The difference between the Index price and the strike prices of the Fund’s SPX options determines the extent of the Fund’s market exposure to the Index. If the Index price remains above the strike price, the Fund will have modest exposure. If the Index price trades below the strike price, the Fund will have greater market exposure. In cases where the Index price rises above certain levels, then the Fund will experience gains only up to the amount of premium initially received. The Fund’s assets serve as collateral for options that are bought and sold in an attempt to gain market exposure to the Index. The SPX options in the Fund’s portfolio each have a trading volume sufficient to preclude the Fund’s trades from influencing prices. The Fund may also use short SPX options (short SPX options generate immediate cash inflows in exchange for taking on the obligation of delivering cash at a future date) or long SPX options (long SPX options require an initial cash payment in exchange for the right to receive a future cash payment at a future date). The Fund may also utilize call or put spreads to limit the downside risk of the Fund. The Fund will purchase SPX call options or sell SPX put options (including spreads) when the Advisor believes the value of the Index will increase and will purchase SPX put options or sell SPX call options (including spreads) when the Advisor believes the value of the Index will decrease.	In order to gain Index exposure, the Fund will sell SPX Options or a combination of SPX Options that are expected to allow the Fund to realize gains if the Index remains above certain price levels expressed by the strike prices of the Fund’s SPX Options contracts. Even if the Index price fails to appreciate in value, the Fund may realize gains from the option premiums paid to the Fund when such options expire worthless or when the value of such options decreases over time. These gains are attributable to the decrease in value of the SPX Options sold over time and is typically referred to as “theta”. In cases where the Index falls below certain price levels, the Fund will experience gains and losses that are in line with the movement of the Index. The difference between the Index price and the strike prices of the Fund’s SPX Options determines the extent of the Fund’s market exposure to the Index. If the Index price remains above the strike price, the Fund will have modest Index exposure. If the Index price trades below the strike price, the Fund will have greater Index exposure. In cases where the Index price rises above certain levels, then the Fund will experience gains only up to the amount of option premium initially received. The Fund’s investment exposure to the Index will generally vary between 100% exposure to the Index and -40% (i.e., short exposure to the Index), exclusive of the Protective Options as discussed below. The Fund’s exposure to the Index will depend on the mix of call options and put options in the Fund’s portfolio, and whether such options have been sold or purchased by the Fund. The Fund’s total performance will be a function of its exposure to the Index over certain periods of time and the income and expenses of the option premiums. The Fund’s assets serve as collateral for options that are bought and sold in an attempt to gain market exposure to the Index. The SPX Options in the Fund’s portfolio each have a trading volume sufficient to preclude the Fund’s trades from influencing prices. The Fund may also use short SPX Options (short SPX Options generate immediate cash inflows in exchange for taking on the obligation of delivering cash at a future date) or long SPX Options (long SPX Options require an initial cash payment in exchange for the right to receive a future cash payment at a future date). The Fund may also utilize call or put spreads to limit the downside risk of the Fund. The Fund will purchase SPX call options or sell SPX put options (including spreads) when the Sub-Adviser believes the value of the Index will increase and will purchase SPX put options or sell SPX call options (including spreads) when the Sub-Adviser believes the value of the Index will decrease.	The disclosure is substantially similar in how both Funds gain Index exposure through the use of option contracts and how the Funds will gain or lose money given price changes in the Index. The Acquiring Fund disclosure provides additional detail on how the Acquiring Fund uses options to protect against price declines in the Index.

Target Fund	Acquiring Fund		Summary Comparison
An option spread combines two or more option contracts as a single trade. The Fund sells one SPX option and simultaneously buys an offsetting position in another SPX option. When selling a spread, the maximum gain is the net premium collected and the maximum loss is equal to the difference in the respective strike prices, less the premium collected. The use of spreads may limit the Fund’s exposure to the Index depending upon the rate of change in the Index, the Advisor’s ability to adjust the position, and the pricing of the SPX options used to create the spread. There may be instances where the Fund has no long market exposure and may temporarily have short market exposure. Such an instance may arise when the market either rises or falls at a rate in excess of the levels provided by the SPX option contracts held by the Fund for long market exposure.

An option spread combines two or more option contracts as a single trade. The Fund sells one SPX Option and simultaneously buys an offsetting position in another SPX Option. When selling a spread, the maximum gain is the net premium collected and the maximum loss is equal to the difference in the respective strike prices, less the premium collected. The use of spreads may limit the Fund’s exposure to the Index depending upon the rate of change in the Index, the Sub-Adviser’s ability to adjust the position, and the pricing of the SPX Options used to create the spread. There may be instances where the Fund has no long market exposure and may temporarily have short market exposure. Such an instance may arise when the market either rises or falls at a rate in excess of the levels provided by the SPX Option contracts held by the Fund for long market exposure.

The following is an overview of the limitations on the Fund’s use of put and call options:

Both the Target Fund and the Acquiring Fund use option spread trades. The Acquiring Fund disclosure also highlights the limitations of using put and call option trades.
	●	When the Fund sells call options, the Fund receives an option premium and will experience a loss if the Index rises above the call option strike price plus the premium collected;
	●	When the Fund buys call options, the Fund pays a premium and will experience a loss if the Index fails to rise above the call option strike price plus the premium paid;
	●	When the Fund sells put options, the Fund receives a premium and will experience a loss if the Index falls below the put option strike price less the premium collected; and
	●	When the Fund buys put options, the Fund pays a premium and will experience a loss if the Index fails to fall below the put option strike price less the premium paid.

Target Fund	Acquiring Fund	Summary Comparison
The Fund will purchase other SPX options that should appreciate if the Index significantly declines, and, thus, attempt to limit the Fund’s risk and volatility exposure. When the value of the Index decreases below the strike prices of these SPX options, the value of the Fund will be negatively correlated to the value of the Index. This long SPX option exposure is referred to as the Fund’s “Protection Ratio”. This Protection Ratio represents the number of long SPX put options expiring in greater than 40 days with strike prices that are at least five percent (5%) below the current Index value as compared to the number of SPX options representing the investment of all the Fund’s assets (Fund’s total net assets divided by the Index value divided by 100 units per contract). The Advisor seeks to keep the Protection Ratio above 10 and as high as possible while attempting to minimize carrying costs. There may be periods where the high carrying cost of these SPX options may result in Fund’s Protection Ratio remaining below 10.

The Fund will purchase other SPX Options (“Protective Options”) that should appreciate during a market dislocation event. During other market periods, such as when the Index is increasing in value, the Protective Options will decrease the Fund’s return. When the Index falls below the strike prices of the Protective Options, the Fund will be negatively correlated to the Index. The Protective Options provide the Fund with potential reductions to its Index exposure (see above where Index exposure is typically between 100% exposure to the Index and -40%) and may cause the Fund’s Index exposure to fall below -40%. If the Index were to suddenly fall below the strike prices of the Protective Options, the Fund should experience a gain from the decline in the Index.

The SPX Option exposure from the Protective Options is referred to as the Fund’s “Protection Ratio”. This Protection Ratio represents the number of Protective Options expiring in greater than 40 days with strike prices that are at least five percent (5%) below the current Index value as compared to the number of SPX Options representing the investment of all the Fund’s assets (the Fund’s total net assets divided by the Index value divided by 100 units per contract). A higher Protection Ratio would generally mean the Fund owns relatively more Protective Options as compared to its net assets than when the Fund has a lower Protection Ratio. Purchasing the Protective Options during periods without any market dislocation events will cause the Fund’s return to be lower that it would have been had the Fund purchased fewer or no Protective Options. The Sub-Adviser seeks to keep the Protection Ratio above 10 and as high as possible while attempting to minimize this carrying cost. There may be periods where the high carrying cost of the Protective Options may result in Fund’s Protection Ratio remaining below 10. Furthermore, during a market dislocation event, the Fund expects its Protective Options to increase in value. When the Protective Options increase in value, the Fund may experience a high cost to continue holding all of its Protective Options and the Sub-Adviser may seek to sell some or all of the Protective Options.

Both the Target Fund and the Acquiring Fund can purchase protective options, which seek to protect the portfolio during a market dislocation event. The Acquiring Fund provides additional explanation of how the Protective Options work within the Acquiring Fund’s portfolio.

Target Fund	Acquiring Fund	Summary Comparison
The Advisor may also allocate a portion of the Fund’s assets to cash or cash equivalents, including United States Treasury Securities, money-market instruments, money-market mutual funds or option “box spreads,” or an ETF that holds option box spreads. A box spread is a combination of option trades referred to as vertical offsets that results in a synthetic bond exposure. The Advisor typically compares the yield from the available cash equivalents and chooses to invest in those which offer the most favorable risk and reward characteristics under current market conditions. The Fund’s strategy may result in high portfolio turnover.	The Sub-Adviser will also maintain a collateral portfolio that is designed primarily to serve as margin or collateral for the Fund’s options positions and secondarily to enhance the Fund’s return by generating income (the “Collateral Portfolio”). Under normal circumstances, the Fund will allocate approximately 20% of its capital to gain exposure to the Index, 1% to 10% of the Fund’s assets will be allocated to the Protective Options and the remaining cash will be utilized as part of the Collateral Portfolio. The Collateral Portfolio is comprised of cash or cash equivalents, including United States Treasury Securities, money-market instruments, money-market mutual funds, or option “box spreads” (“Box Spreads”), including ETFs that hold Box Spreads. A Box Spread is a synthetic bond created by combining different options trades that have offsetting spreads (e.g., purchases and sales on the same underlying instrument, such as an index or an ETF, but with different strike prices).	The Target Fund has historically primarily invested the Fund’s collateral portfolio directly in box spreads. The Acquiring Fund also will invest its collateral portfolio in box spreads, utilizing an affiliated ETF, the 1-3 Month Box ETF, which primarily invests in box spreads.
Not Applicable	The Sub-Adviser may invest up to 100% of the Collateral Portfolio in the Alpha Architect 1-3 Month Box ETF (the “1-3 Month Box ETF”). The 1-3 Month Box ETF is advised by Empowered Funds, LLC and is sub-advised by the Sub-Adviser. The 1-3 Month Box ETF is an actively managed ETF whose investment objective is to provide investment results that, before fees and expenses, equal or exceed the price and yield performance of an investment that tracks the 1-3 month sector of the United States Treasury Bill market. To achieve its principal investment strategy the 1-3 Month Box ETF primarily invests in Box Spreads.	See above
The Fund’s strategy may result in high portfolio turnover.	The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. The Fund’s portfolio turnover rate is expected to be greater than 100%. A high portfolio turnover rate will increase the Fund’s brokerage commission costs, which will negatively impact the performance of the Fund.	The portfolio turnover rate of the Acquiring Fund is expected to be comparable to the portfolio turnover rate of the Target Fund.

What are the principal investment risks associated with investments in the Funds?

Like all investments, an investment in each Fund involves risks. There is no assurance that any open-end fund will meet its investment objectives. The achievement of each Fund’s objective depends upon market conditions, generally, and on each Fund’s investment manager’s analytical and portfolio management skills. The risks associated with an investment in the Target Fund and Acquiring Fund are the same, except that the Acquiring Fund is subject to certain risks unique to its operation as an ETF and the Acquiring Fund is subject to certain risks that do not apply to the Target Fund or are described differently in the Target Fund’s current prospectus.

Each Fund is subject to the following common principal risks:

Options Risk.

●	Selling or Writing Options. Writing option contracts can result in losses that exceed the seller’s initial investment and may lead to additional turnover and higher tax liability. The risk involved in writing a call option is that there could be an increase in the market value of the underlying or reference asset. An underlying or reference asset may be an index, equity security, or ETF. If this occurs, the call option could be exercised and the underlying asset would then be sold at a lower price than its current market value. In the case of cash settled call options such as SPX options, the call seller would be required to purchase the call option at a price that is higher than the original sales price for such call option. Similarly, while writing call options can reduce the risk of owning the underlying asset, such a strategy limits the opportunity to profit from an increase in the market value of the underlying asset in exchange for up-front cash at the time of selling the call option. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying asset. If this occurs, the put option could be exercised and the underlying asset would then be sold at a higher price than its current market value. In the case of cash settled put options, the put seller would be required to purchase the put option at a price that is higher than the original sales price for such put option.

●	Buying or Purchasing Options Risk. If a call or put option is not sold when it has remaining value and if the market price of the underlying asset, in the case of a call option, remains less than or equal to the exercise price, or, in the case of a put option, remains equal to or greater than the exercise price, the buyer will lose its entire investment in the call or put option. Since many factors influence the value of an option, including the price of the underlying asset, the exercise price, the time to expiration, the interest rate, and the dividend rate of the underlying asset, the buyer’s success in implementing an option buying strategy may depend on an ability to predict movements in the prices of individual assets, fluctuations in markets, and movements in interest rates. There is no assurance that a liquid market will exist when the buyer seeks to close out any option position. When an option is purchased to hedge against price movements in an underlying asset, the price of the option may move more or less than the price of the underlying asset.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in interest rate sensitive markets. Interest rate markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, the investment’s average time to maturity, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.

Equity Securities Risk. Investments in securities whose performance is linked to that of equity securities, such as SPX Options, may fluctuate in value in response to many factors, including the activities of the individual issuers included in the Index, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses.

Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

High Portfolio Turnover Risk. The Fund’s investment strategy is expected to result in a high portfolio turnover rate (100% or more). This will increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund.

U.S. Government Securities Risk. U.S. government securities risk refers to the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

Management Risk. The Fund is actively managed and the Sub-Adviser’s ability to choose suitable investments and implement the strategies described above has a significant impact on the ability of the Fund to achieve its investment objectives. In addition, there is the risk that the investment process, techniques and analyses used by the Sub-Adviser will not produce the desired investment results and the Fund may lose value as a result.

Cybersecurity Risk. As part of its business, the Sub-Adviser processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Sub-Adviser and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

The Acquiring Fund and the Target Fund both use box spreads as part of their respective principal investment strategies, and the Acquiring Fund, but not the Target Fund, uses FLEX options. The Acquiring Fund’s risk disclosure regarding Box Spread Risk and FLEX Options Risk is set forth below.

Box Spread Risk. A Box Spread is a synthetic bond created by combining different options trades that have offsetting spreads (e.g., purchases and sales on the same underlying instrument, such as an index or an ETF, but with different strike prices). If one or more of these individual option positions are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to the underlying asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part, based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. If the Fund (or an underlying ETF) sells a Box Spread prior to its expiration, then the Fund may incur a loss. The Fund’s ability to profit from Box Spreads is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund (or the underlying ETF) at competitive prices.

FLEX Options Risk. FLEX Options are exchange-traded options contracts with uniquely customizable terms like exercise price, style, and expiration date. Due to their customization and potentially unique terms, FLEX Options may be less liquid than other securities, such as standard exchange listed options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. The value of FLEX Options will be affected by, among others, changes in the underlying share or equity index price, changes in actual and implied interest rates, changes in the actual and implied volatility of the underlying shares or equity index and the remaining time to until the FLEX Options expire. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund’s Sub-Adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.

ETF Investing Risk. The Fund’s investment in other ETFs, including the Alpha Architect 1-3 Month Box ETF, may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of an ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of any ETFs in its portfolio.

The Acquiring Fund is subject to the following risks unique to its operation as an ETF:

ETF Risks.

●	Limited Number of Authorized Participants, Market Makers and Liquidity Providers. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In particular, the Fund will have a limited pool of APs that are able to transact in options, including FLEX Options, therefore the pool of competitive market makes for the Fund is expected to be small. This can result in increased costs to the Fund. To the extent that either of the following events occurs, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Premium-Discount Risk. The Shares may trade above or below their NAV. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. Deviation between the Fund’s NAV and trading price poses a risk to investors when there is market stress because costs can increase substantially during such periods, which can lead directly to a widening of premiums or discounts to NAV.

●	Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

●	Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be significantly less liquid than the Fund’s Shares, potentially causing the market price of the Fund’s Shares to deviate from its NAV. When buying or selling shares of the Fund in the secondary market, you will likely incur brokerage commission or other charges. In addition, you may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments due to the associated trading costs.

Cash Creation Unit Risk. Unlike most other ETFs, the Fund expects to effect a substantial portion of its creations for cash, rather than in-kind securities. The use of cash creations may also cause the Fund’s shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker dealers, create or redeem shares directly through the Fund. Most investors will buy and sell shares of the Fund on an exchange through a broker-dealer. Furthermore, cash creation transactions may result in certain brokerage, tax, execution, price movement and other costs and expenses related to the execution of trades resulting from such transactions. To the extent that the maximum additional charge for creation transactions is insufficient to cover these costs and expenses, the Fund’s performance could be negatively impacted.

In addition, the Acquiring Fund is subject to the following risks, which the Target Fund is also generally subject to except that these risks are described differently in the Target Fund Prospectus:

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed. Exchange listed options, including FLEX Options, are issued and guaranteed for settlement by the Options Clearing Corporation (“OCC”). The Fund’s investments are at risk that the OCC will be unable or unwilling to perform its obligations under the option contract terms. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Valuation Risk. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.

Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.

For more information about the investment risks associated with investments in the Target Fund, see the Target Fund Prospectus under the heading “Additional Fund Information About the Fund’s Investment Objective, Principal Investment Strategies, and Risks–Principal Risks of Investing in the Fund” and the Target Fund’s SAI under the heading “ADDITIONAL INFORMATION ON INVESTMENT POLICIES” For more information about the investment risks associated with investments in the Acquiring Fund, see the Acquiring Fund Prospectus under the heading “ADDITIONAL INFORMATION ABOUT THE FUND’S RISKS” and the Acquiring Fund’s SAI under the heading “INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS”

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign income and other tax considerations applicable to them and their particular circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

As a condition of closing the Reorganization, Starboard Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, will receive an opinion of Practus, LLP (“Practus”) to the effect that for federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code, plus, a redemption of fractional shares of the Target Fund immediately before the Closing;

●	No gain or loss will be recognized by the Target Fund upon the transfer of all the assets of the Target Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund to the Target Fund Shareholders;

●	The tax basis in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer thereof;

●	The holding period in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will include the Target Fund’s holding period for such asset;

●	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund as part of the Reorganization;

●	No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their shares of the Target Fund for shares of the Acquiring Fund as part of the Reorganization (except with respect to cash received by Target Fund Shareholders in redemption of fractional shares prior to the Reorganization);

●	The aggregate tax basis of the shares of the Acquiring Fund Shares each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor; and

●	Each Target Fund Shareholder’s holding period for the shares of the Acquiring Fund received in the Reorganization will include the Target Fund Shareholder’s holding period for the shares of the Target Fund exchanged therefor, provided that the Target Fund Shareholder held such shares of the Target Fund as capital assets on the date of the exchange.

In rendering the opinion, Practus will rely upon, among other things, certain facts and assumptions and certain representations of the Starboard Trust, the Target Fund, the ETF Trust, and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

Shares of the Acquiring Fund are not issued in fractional shares. As a result, the Target Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganization. Such redemption will result in a cash payment, which is expected to be small and result in taxable gain or loss for shareholders who hold such fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of such redemption.

Neither of the Funds have requested nor will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Reorganization. See “INFORMATION ABOUT THE FUNDS.”

By reason of the Reorganization, the Acquiring Fund will succeed to and take into account any capital loss or operating carryforwards of the Target Fund. The Reorganization is not expected to independently result in limitations on the Acquiring Fund’s ability to use any capital loss or operating carryforwards of the Target Fund. However, the capital loss or operating carryforwards may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund Shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization. As of September 30, 2022, the Target Fund did not have any capital loss carryovers.

State and Local Tax Considerations. Shareholders should consult their tax advisors about potential state and local tax considerations as a result of the Reorganization.

INFORMATION ABOUT THE FUNDS

Information about each Fund is included in each Fund’s Prospectus. The Acquiring Fund Prospectus and the Target Fund Prospectus are each incorporated by reference into and are considered a part of this Proxy Statement/Prospectus. The Acquiring Fund Prospectus also accompanies this Proxy Statement/Prospectus. Additional information about the Funds is included in each Fund’s SAI. Each Fund’s SAI is incorporated into its respective Prospectus and into the SAI dated February 2, 2023 relating to this Proxy Statement/Prospectus, each of which has been filed with the SEC. The SAI relating to this Proxy Statement/Prospectus is also considered part of this Proxy Statement/Prospectus and is incorporated by reference into this Proxy Statement/Prospectus. Information about the Target Fund is also included in the Target Fund’s Annual Report to Shareholders (for the fiscal year ended February 28, 2022) and the Target Fund’s Semi-Annual Report to Shareholders (for the fiscal period ended August 31, 2022).

You may request a free copy of the Target Fund’s Prospectus and SAI, and the Target Fund’s Annual or Semi-Annual Report to Shareholders and other information by calling 252-972-9922 or by writing to Arin Large Cap Theta Fund at c/o Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804.

You may request a free copy of the Acquiring Fund’s Prospectus and SAI, which also accompany this Proxy Statement/Prospectus, the SAI relating to this Proxy Statement/Prospectus, and other information by calling (215) 882-9983.

Starboard Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be viewed on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

FURTHER INFORMATION ABOUT THE FUNDS

The following is a discussion of the organization of the Funds and, where applicable, of the Starboard Trust and ETF Trust. More detailed information about each Fund’s current structure is contained in each Fund’s SAI.

Comparison of Capital Structure. The Target Fund is a diversified series of the Starboard Trust. The Starboard Trust is a Delaware statutory trust formed under the name Starboard Investment Trust on May 13, 2009. The Starboard Trust is registered with the SEC.

The Acquiring Fund is a diversified series of the ETF Trust. The ETF Trust is a Delaware statutory trust formed on October 11, 2013. The ETF Trust is registered with the SEC.

The Starboard Trust is authorized to issue an unlimited number of shares of common stock with a par value of $.001. The ETF Trust is authorized to issue an unlimited number of shares without par value. Each Fund may issue fractional shares, but the Acquiring Fund does not intend to issue fractional shares. Shares of each Fund are fully paid and nonassessable and have no preference, preemptive or subscription rights. The Target Fund’s and the Acquiring Fund’s shareholders have no appraisal rights.

A more detailed description and comparison of the respective governing instruments and state law is included as Exhibit E of this Proxy Statement/Prospectus.

VOTING INFORMATION

How many votes are necessary to approve the Plan?

Approval of the Reorganization by the Target Fund requires the affirmative vote of the lesser of: (i) a majority of the voting power of the outstanding voting securities of the Target Fund or (ii) 67% or more of the voting power of the voting securities of the Target Fund present or represented by proxy at the Meeting if the holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Target Fund are present or represented by proxy. Each share (or fractional share) of the Target Fund outstanding as of the Record Date that is held by a Target Fund shareholder is entitled to a number of votes equal to the net asset value of that share (or fractional share) in U.S. dollars as of the Record Date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.

Shares representing one-half, or fifty percent (50%) of the issued and outstanding shares of the Target Fund that are entitled to vote at the Meeting or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting. Under relevant state law and the Target Fund’s declaration of trust and its bylaws, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions and broker non-votes, however, will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Target Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment. There are unlikely to be any “broker non-votes” at the Meeting because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matter expected to be presented at the Meeting.

Assuming the presence of a quorum, abstentions and broker non-votes will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

How do I ensure my vote is accurately recorded?

You can vote in any one of four ways:

●	By mail, with the enclosed proxy card(s);

●	At the Meeting;

●	By telephone, if eligible; or

●	Online.

A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you want to vote on important issues relating to the Target Fund. If you simply sign, date and return a proxy card but give no voting instructions, your shares will be voted in favor (For) of the Reorganization and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker-dealer and you wish to vote at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Fund in writing at the address of the Target Fund set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote at the Meeting. However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than that described in this Proxy Statement/Prospectus. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of Management of the Starboard Trust.

Who is entitled to vote?

Shareholders of record of the Target Fund on the Record Date will be entitled to vote at the Meeting. The Target Fund has 17 million shares outstanding, totaling $165 million in net assets as of the Record Date.

How will proxies be solicited?

AST, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $20,000, which will be borne by Arin and EA Advisers. The Starboard Trust, on behalf of the Target Fund, expects that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain shareholders of the Target Fund may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Starboard Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Proxy Statement/Prospectus. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Proxy Statement/Prospectus. The Solicitor representative will record the shareholder’s instructions on a proxy card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or online, the shareholder may submit the proxy card(s) originally sent with this Proxy Statement/Prospectus or attend the Meeting.

The Starboard Trust, on behalf of the Target Fund, will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Certain officers and representatives of the Starboard Trust or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

The Starboard Trust, on behalf of the Target Fund, expects that, before the Meeting, broker-dealer firms holding shares of the Target Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Starboard Trust understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan, on behalf of their customers and beneficial owners.

May I attend the Meeting?

Yes. If you expect to participate in the shareholder meeting, or have questions, please notify our proxy solicitor, AST, toll free at 1-866-828-6951. You may also vote your shares by telephone, if eligible, or through a website established for that purpose by following the instructions that appear on the enclosed proxy card.

The Meeting is currently planned to take place at a physical location. However, due to concerns regarding the coronavirus, or COVID-19, Starboard Trust is planning for the possibility that the Meeting may be held virtually solely by means of remote communication or via a live webcast or that Starboard Trust may allow for virtual attendance. If Starboard Trust takes this step, it will publicly announce the decision in a press release that will also be filed with the SEC as definitive additional soliciting material, and Starboard Trust will post the announcement and additional information on its website at https://fundinfopages.com/AVOLX as soon as practicable before the Meeting. Starboard Trust recommends that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.

If you were a registered holder of Target Fund shares as of the Record Date (i.e., you held shares in your own name directly with the Fund’s transfer agent), please include your full name, address and the control number found on your enclosed proxy form in an email to the Solicitor at attendameeting@astfinancial.com. The Solicitor will then email you the instructions to register for the Meeting. After you register for the Meeting, you will receive an email confirmation of your registration.

If you held Target Fund shares through an intermediary (such as a bank, broker or other custodian) as of the Record Date, you must first register in advance to access your individual control number in order to attend the Meeting. To register and receive your individual control number, you must email proof of your proxy power (“Legal Proxy”) from your intermediary indicating that you are the beneficial owner of the shares in the Target Fund on the Record Date and authorizing you to vote (you may forward the email from your intermediary or attach an image of your Legal Proxy), along with your name and email address, to the Solicitor at attendameeting@astfinancial.com with “Legal Proxy” included in the subject line. The email must also state whether before the Meeting you authorized a proxy to vote for you and, if so, how you instructed such proxy to vote. The Solicitor will then email you the instructions to register for the Meeting. After you register, you will receive a confirmation of your registration and an individual control number by email from the Solicitor. The Solicitor also will email your Meeting credentials for participation in the Meeting and instructions for voting during the Meeting.

Are there dissenters’ rights?

If the Reorganization is approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Target Fund, however, have the right to redeem their shares at net asset value subject to applicable deferred sales charges and/or redemption fees (if any) until the Closing Date of the Reorganization. After the Closing Date, shareholders may sell their shares on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through their broker-dealer.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the officers and trustees of the Starboard Trust, as a group, owned of record and beneficially none of the outstanding shares of the Target Fund’s outstanding shares. As of the Record Date, the Acquiring Fund was not operational and, therefore, had no shareholders.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the knowledge of the Target Fund, no other persons owned (beneficially or of record) 5% or more of the outstanding shares of the Target Fund as of the Record Date, except as listed in Exhibit C to this Proxy Statement/Prospectus.

SHAREHOLDER PROPOSALS

The Funds do not generally hold annual meetings of shareholders. A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Target Fund hereafter called should send the proposal to the Target Fund at the Target Fund’s principal offices so that it is received within a reasonable time before the proxy materials are printed and mailed. If the proposed Reorganization is approved and completed for the Target Fund, shareholders of such Target Fund will become shareholders of the Acquiring Fund and, thereafter, will be subject to the notice requirements of the Acquiring Fund. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in a proxy statement because compliance with certain rules under the federal securities laws is required before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at a future meeting. For a shareholder proposal to be considered at a future shareholder meeting, it must be a proper matter for consideration under applicable law.

ADJOURNMENT

The Meeting with respect to the Target Fund may, by action of the chair of the Meeting and without any action by shareholders, be adjourned from time to time with respect to one or more matters to be considered at the Meeting, whether or not a quorum is present with respect to such matter. Such authority to adjourn the Meeting may be used for any reason whatsoever, including to allow time for further solicitation of proxies in the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes have not been received to approve the Proposal. Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment and any business may be transacted at the adjourned meeting that might have been transacted at the Meeting. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on questions of adjournment, to the extent permitted under applicable federal securities laws, state law, and Starboard Trust’s governing instruments. If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed.

By Order of the Board of Trustees of Starboard Investment Trust

/s/ Katherine M. Honey
Katherine M. Honey
President

February 2, 2023

EXHIBITS TO PROXY STATEMENT/PROSPECTUS

Exhibit

A.	Form of Agreement and Plan of Reorganization
B.	Financial Highlights of the Target Fund
C.	Principal Holders of Securities of the Target Fund
D.	Comparison of Target Fund and Acquiring Fund Fundamental Investment Restrictions
E.	Comparison of Delaware Governing Instruments and Discussion of State Law

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this day of [     ], 2023 by and among: (i) Starboard Investment Trust (the “Target Entity”), on behalf of its series the Arin Large Cap Theta Fund (the “Target Fund”); and (ii) EA Series Trust (the “Acquiring Entity”), on behalf of its series the Alpha Architect Tail Risk ETF (the “Acquiring Fund”). Arin Risk Advisors, LLC (“Arin”) and Empowered Funds, LLC, dba EA Advisers (“EA Advisers”) join this Agreement solely for purposes of Section 9.2.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets (as such term is defined in Section 1.1(b)) of the Target Fund in exchange for shares of the Acquiring Fund of equal value to the Net Assets (as such term is defined in Section 1.1(c)) of the Target Fund and the assumption of the Liabilities (as such term is defined in Section 1.1(c)), and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the Target Fund, in connection with the complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, the “Reorganization”). Following its liquidation, the Target Fund will be dissolved. The Acquiring Fund is, and will be immediately prior to Closing (as defined in Section 3.1), a shell series, without assets (other than seed capital, which shall be paid out in redemption of the Initial Shares prior to the Reorganization, pursuant to Section 4.2(q)) or liabilities, created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;

WHEREAS, each of the Target Entity and the Acquiring Entity is an open-end, registered investment company of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”), plus, as provided in Section 5.1(p), a redemption of fractional shares of the Target Fund immediately before the Closing (as defined in Section 3.1).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1. Provided that all conditions precedent to the Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (as defined in Section 3.1), and based on the representations and warranties each party provides to the others, the Target Entity and the Acquiring Entity agree to take the following steps with respect to the Reorganization:

(a) The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.1(c), and deliver to the Target Fund for distribution to the shareholders of the Target Fund the number of Acquiring Fund shares, all as determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all property, goodwill, and assets of every description and all interests, rights, privileges and powers of the Target Fund that are shown as an asset on the books and records of the Target Fund as of the Closing Time (collectively, the “Assets”). The Assets of the Target Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target Fund Assets), and there shall be no restrictions on the full transfer thereof (except for those imposed by the federal or state securities laws).

(c) The Acquiring Fund shall assume and pay when due all obligations and liabilities of the Target Fund, existing on or after the Closing Date, whether absolute, accrued, contingent or otherwise (except that certain expenses of the Reorganization contemplated hereby to be paid by the persons as provided in Section 9.2 hereof shall not be assumed or paid by the Acquiring Fund) (collectively, the “Liabilities”), and such Liabilities shall become the obligations and liabilities of the Acquiring Fund. The Target Fund will use its reasonable best efforts to discharge all known Liabilities prior to or at the Valuation Date (as defined in Section 2.1(a)) to the extent permissible and consistent with its own investment objectives and policies. The Assets minus the Liabilities of the Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”

(d) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund received by the Target Fund pursuant to Section 1.1(a), on a pro rata basis, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Corporate Governing Documents (as defined in Section 4.1(a)) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Corporate Governing Documents and applicable law. Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished by the transfer of the Acquiring Fund’s shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund’s shares owned by the Target Fund Shareholders on the Valuation Date (following the redemption of fractional shares pursuant to Section 5.1(p)). For Target Fund Shareholders that hold Target Fund shares through accounts that are not permitted to hold Acquiring Fund shares, Acquiring Fund shares may be held by a transfer agent of the Acquiring Fund for the benefit of such Target Fund Shareholders pending delivery of information with respect to accounts that are permitted to hold Acquiring Fund shares. The Acquiring Fund shall not issue certificates representing the Acquiring Fund’s shares in connection with such exchange.

(e) Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

(f) Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(g) Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

2.	VALUATION

2.1. With respect to the Reorganization:

(a) The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) less the value of any cash or other assets used to redeem fractional shares pursuant to Section 5.1(p), which shall reflect the declaration of any dividends, on the Closing Date (the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Entity’s board of directors. On the Valuation Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 p.m. (Eastern time) on the Valuation Date, or as soon as practicable thereafter.

(b) The net asset value per share of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of the Target Fund as of the close of business on the Valuation Date (following the redemption of fractional shares pursuant to Section 5.1(p)).

(c) The number of Acquiring Fund shares issued in exchange for the Target Fund’s Net Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Date (following the redemption of fractional shares pursuant to Section 5.1(p)). All Acquiring Fund shares delivered to a Target Fund Shareholder will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d) All computations of value shall be made by the Target Fund or its designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring Fund and/or its recordkeeping agent, and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

3.	CLOSING AND CLOSING DATE

3.1. The Reorganization shall close on ______, 2023, or such other date as the authorized officers of the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 p.m. Eastern time or the finalization of the Target Fund’s net asset value on the Closing Date of the Reorganization, unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree. In respect of the Reorganization, the Target Fund shall notify the Acquiring Fund of any portfolio security held by the Target Fund in other than book-entry form at least five (5) business days prior to the Closing Date.

3.2. With respect to the Reorganization:

(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Time to the Acquiring Fund’s custodian for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Entity shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Fund’s custodian as of the Closing Date by book entry, in accordance with the customary practices of Target Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940 (the “1940 Act”)), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian to the Acquiring Fund’s custodian. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.

(b) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(c) At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(d) In the event that on the Valuation Date or the Closing Date of the Reorganization (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the board of directors of the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impracticable, the Valuation Date and the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The Target Entity, on behalf of itself or, where applicable for the Target Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Target Entity is a Delaware statutory trust created under the laws of the State of Delaware on May 13, 2009, and is validly existing and in good standing under the laws of that state, with power under the Target Entity’s declaration of trust and bylaws, as applicable (“Corporate Governing Documents”), to own all of its assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder. The Target Fund is a duly established and designated separate series of the Target Entity;

(b) The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Target Fund, threatened. All issued and outstanding shares of the Target Fund have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

(c) No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority, Inc. (“FINRA”) is required for the consummation by the Target Entity, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except that such transaction will require approval of the Target Fund shareholders;

(d) The current prospectus and statement of additional information and current shareholder reports of the Target Fund prior to the date of this Agreement, conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. The Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, its investment objectives, policies, guidelines and restrictions and compliance procedures, and the value of the Net Assets of the Target Fund is, and during such period was, determined using portfolio valuation methods that, in the reasonable judgment of the Target Fund, comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund and there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund during the twelve (12) month period preceding the date hereof that have not been remedied or will not be remedied prior to the Closing Date in accordance with the Target Fund’s policies and procedures that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act. All advertising and sales material used by the Target Fund during the twelve (12) months prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of FINRA;

(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;

(g) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Corporate Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;

(h) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, all material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including swap agreements, options, futures and forward contracts) will terminate or be terminated with respect to the Target Fund without liability to the Target Fund or may otherwise be assigned to the Acquiring Fund without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target Fund on or prior to the Closing Date;

(i) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement. The Target Fund and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Target Entity nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated. The Target Fund is not in violation of, and has not violated within the past three years, nor, to the knowledge of the Target Entity, is the Target Fund under investigation with respect to or has the Target Fund been threatened to be charged with or given notice of any violation of, any applicable law or regulation. The Target Fund (i) does not have outstanding any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person; (ii) has not entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, in each case material to the operation of the Target Fund, except as otherwise contemplated by this Agreement or as disclosed to the Acquiring Fund; (iii) has not incurred any indebtedness, other than in the ordinary course of business consistent with the investment objective and policies of the Target Fund; (iv) has not entered into any amendment of its Corporate Governing Documents that has not been disclosed to the Acquiring Fund; (v) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than any liens for taxes not yet due and payable; and (vi) has not entered into any agreement or made any commitment to do any of the foregoing except as disclosed to the Acquiring Fund;

(j) The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished or made available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;

(k) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target Fund, the redemption of the Target Fund’s shares by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(l) On the Closing Date, all material Tax Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service (the “Service”) pertaining to the reporting of distributions on and redemptions of its shares and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(m) The Target Fund: (i) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (ii) has elected to be a regulated investment company under Subchapter M of the Code, and (iii) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date, and for each such taxable year (or portion thereof), the Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. Subject to the accuracy of the representations set forth in Section 4.2(i), the Target Fund expects to satisfy the requirements of Part I of Subchapter M of the Code to maintain qualification for treatment as a regulated investment company for the period up to the Closing Date. Subject to the accuracy of the representations set forth in Section 4.2(i), the Target Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify as a regulated investment company as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Target Fund has not at any time since its inception had any material tax liability under Sections 852 or 4982 of the Code that has not been timely paid. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to the Target Fund. The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder;

(n) The Target Fund has not changed its taxable year end within the most recent 48-month period ending on the last day of the month immediately preceding the Closing Date of the Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

(o) The Target Fund has not been notified in writing that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and, to the knowledge of the Target Fund, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Service or any state, local or foreign taxing authority, and, to the knowledge of the Target Fund, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to Taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund;

(p) The Target Fund has no actual liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the principal purpose of which do not relate to Taxes);

(q) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia and of Puerto Rico securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent for the Target Fund (the “Target Transfer Agent”), on behalf of the Target Fund. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares;

(r) The Target Entity, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the directors of the Target Entity and, subject to the approval of the shareholders of the Target Fund (only with respect to those obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(s) The information relating to the Target Fund furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(t) As of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided the Acquiring Fund with all information relating to the Target Fund reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the special meeting of the Target Fund’s shareholders (the “Special Meeting”) to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the Special Meeting of the Target Fund and the Closing Date, such information provided by the Target Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;

(u) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(v) The Target Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund;

(w) The Target Entity has adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(x) The Target Entity and the Target Fund have maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of the Target Fund’s business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Target Entity, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;

(y) The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against certain debtors in such a Title 11 or similar case; and

(z) The Target Fund has no unamortized or unpaid organizational fees or expenses.

4.2. The Acquiring Entity, on behalf of itself or, where applicable for the Acquiring Fund, represents and warrants to the Target Entity and the Target Fund as follows:

(a) The Acquiring Entity is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, with power under its declaration of trust and bylaws (“Trust Governing Documents”) to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder. The Acquiring Fund is a duly established and designated separate series of the Acquiring Entity;

(b) The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Fund, threatened;

(c) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Entity of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;

(d) The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization, and the prospectus and statement of additional information of the Acquiring Fund that will be in effect on the Closing Date and that is included in the Acquiring Entity’s registration statement on Form N-1A, will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Trust Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) The Acquiring Fund has not yet commenced operations. The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last twelve (12) months, without assets (other than seed capital, which shall be paid out in redemption of the Initial Shares prior to the Reorganization, pursuant to Section 4.2(q)) or liabilities, formed for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to Arin or its affiliate to secure any required initial shareholder approvals;

(h) As of the Closing Date, no federal, state or other Tax Returns of the Acquiring Fund will have been required by law to have been filed, and no Taxes will be due by the Acquiring Fund. As of the Closing Date, the Acquiring Fund will not have been required to pay any assessments and the Acquiring Fund will not have any Tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not be under audit by any federal, state, local or foreign Tax authority and there will have been no Tax assessment asserted with respect to the Acquiring Fund, no levies, liens or other encumbrances on the Acquiring Fund, and no waivers of the time to assess any Taxes;

(i) The Acquiring Fund: (i) was formed for the purpose of the Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and either will timely elect to be classified as an association that is subject to tax as a corporation for federal tax purposes by filing Form 8832 with the Service or will be as of the Closing Date a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (iii) has not filed any income tax return, and, subject to the accuracy of the representations and warranties in Section 4.1(m), intends to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date, holds and has held no property other than de minimis seed capital (which shall be paid out in redemption of the Initial Shares prior to the Reorganization, pursuant to Section 4.2(q)) and has never had tax attributes, and (iv) is, or will be as of the Closing Date, a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(j) The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of the Agreement by the other parties thereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;

(l) The Acquiring Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund;

(m) The Acquiring Entity and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(n) The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against certain debtors in such a Title 11 or similar case;

(o) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Arin or its affiliates;

(p) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization;

(q) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be either the investment adviser or sub-adviser of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory contract and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest-bearing account; and

(r) As of the effective date of the N-14 Registration Statement, the date of the Special Meeting of shareholders of the Target Fund and the Closing Date, the information provided by the Acquiring Fund for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

4.3. With respect to the Reorganization, the Target Entity, on behalf of the Target Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The fair market value of the Acquiring Fund’s shares that each Target Fund Shareholder receives will be approximately equal to the fair market value of the Target Fund shares it actually or constructively surrenders in exchange therefor;

(b) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject; and

(c) [RESERVED]

(d) Immediately following consummation of the Reorganization, other than shares of the Acquiring Fund issued to Arin or its affiliate representing de minimis assets related to the Acquiring Fund’s formation or maintenance of its legal status, (1) the shareholders of the Acquiring Fund will own all the Acquiring Fund shares and will own those shares solely by reason of their ownership of the Target Fund shares immediately before the Reorganization; (2) the Acquiring Fund will hold the same assets and will be subject to the same liabilities that the Target Fund held or was subject to immediately before the Reorganization; and (3) the amount of all distributions (other than regular, normal dividends) the Target Fund will make immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

5.	COVENANTS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

5.1. With respect to the Reorganization:

(a) The Target Fund will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Fund’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

(b) The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act, which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a proxy statement/prospectus with respect to the proxy solicitation to the shareholders of the Target Fund of the Reorganization (the “N-14 Registration Statement”). If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

(c) The Acquiring Entity shall file the N-14 Registration Statement with the Commission and use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable.

(d) The Target Entity, on behalf of the Target Fund, will call, convene and hold a meeting of shareholders of the Target Fund as soon as practicable, in accordance with applicable law and the Target Entity’s Corporate Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in a proxy statement/prospectus, and for such other purposes as may be necessary or desirable. In the event that, for the Target Fund, insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Target Entity’s Corporate Governing Documents and applicable law, and as set forth in a proxy statement/prospectus in order to permit further solicitation of proxies.

(e) The Target Entity, on behalf of the Target Fund, agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its shareholders of record entitled to receipt of the proxy statement/prospectus, in sufficient time to comply with requirements of the 1934 Act, the proxy statement/prospectus contained in the N-14 Registration Statement and other documents as are necessary.

(f) The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(g) The Target Entity will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares, and will assist the Acquiring Fund in obtaining copies of any books and records of the Target Fund from its service providers reasonably requested by the Acquiring Entity.

(h) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(i) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of the shares of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.

(j) The Acquiring Fund and the Target Fund shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(k) The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

(l) The Acquiring Fund shall, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order for the Acquiring Fund to assume the Target Fund’s Liabilities and otherwise to carry out the intent and purpose of this Agreement.

(m) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

(n) A statement of any capital loss carryovers, for U.S. federal income tax purposes, of the Target Fund, as of the most recent Tax year end of the Target Fund, along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target Fund for purposes of applying applicable limitations on the use of such items under the Code, shall be provided by the Target Entity on behalf of the Target Fund to the Acquiring Fund within sixty (60) days after the Closing Date.

(o) It is the intention of the parties that the Reorganization will qualify as a “reorganization” with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” with the meaning of Section 368(a) of the Code.

(p) Prior to the Closing, the Target Fund shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Fund’s Transfer Agent.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET ENTITY

6.1. With respect to the Reorganization, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the satisfaction, or at the Target Entity’s election, the Target Entity’s waiver, of the following conditions:

(a) All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time;

(c) The Target Fund and the Acquiring Fund shall have agreed on the number of shares of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(d) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is contractually obligated to pay for services provided to the Acquiring Fund from those described in the N-14 Registration Statement; and

(e) The Target Entity shall have received on the Closing Date the opinion of Practus, LLP (“Practus”), counsel to the Acquiring Entity (which may rely on certificates of officers or trustees of the Acquiring Entity), dated as of the Closing Date, covering the following points:

(i) The Acquiring Entity is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, and, with respect to the Acquiring Fund, has power under its Trust Governing Documents to own all of its properties and assets, and to conduct its business as presently conducted as described in the N-14 Registration Statement;

(ii) The Acquiring Entity is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii) The execution and delivery of this Agreement has been duly authorized by the Acquiring Entity on behalf of the Acquiring Fund. This Agreement has been duly executed and delivered by the Acquiring Entity, on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Target Entity, on behalf of the Target Fund, and Arin, is a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against the Acquiring Entity, on behalf of the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(iv) The Acquiring Fund shares to be issued to the Target Fund as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target Fund’s Assets will be fully paid and non-assessable by the Acquiring Entity and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; and

(v) The execution and delivery of the Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, did not, and the performance by the Acquiring Entity, on behalf of the Acquiring Fund, of its obligations hereunder will not (1) violate the Acquiring Entity’s Trust Governing Documents, (2) breach in any material respect any provision of any agreement filed with the registration statement of the Acquiring Entity on Form N-1A to which the Acquiring Fund is a party or by which it is bound or, (3) to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY

7.1. With respect to the Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the satisfaction, or at the Acquiring Entity’s election, the Acquiring Fund’s waiver, of the following conditions:

(a) All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Time;

(c) The Target Fund and the Acquiring Fund shall have agreed on the number of shares of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(d) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is contractually obligated to pay for services provided to the Target Fund from those described in the N-14 Registration Statement; and

(e) The Acquiring Entity shall have received on the Closing Date an opinion of counsel of Greenberg Traurig LLP (“GT”), counsel to the Target Entity (which may rely on certificates of officers or directors of the Target Entity), dated as of the Closing Date, covering the following points:

(i) The Target Entity is a Delaware statutory trust created under the laws of the State of Delaware on May 13, 2009, and is validly existing and in good standing under the laws of that state, and, with respect to the Target Fund, has power under its Corporate Governing Documents to own all of its properties and assets, and to conduct its business as presently conducted as described in the N-14 Registration Statement;

(ii) The Target Entity is a registered investment company classified as a management company of the open-end type with respect to itself and, if applicable, each series of shares it offers, including the Target Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii) The execution and delivery of this Agreement has been duly authorized by the Target Entity on behalf of Target Fund. This Agreement has been duly executed and delivered by the Target Entity, on behalf of the Target Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, is a valid and binding obligation of the Target Entity, on behalf of the Target Fund, enforceable against the Target Entity, on behalf of the Target Fund, in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

(iv) The execution and delivery of the Agreement by the Target Entity, on behalf of the Target Fund, did not, and the performance by the Target Entity, on behalf of the Target Fund, of its obligations hereunder will not (1) violate the Target Entity’s Corporate Governing Documents, (2) breach in any material respect any provision of any agreement filed with the registration statement of the Target Entity on Form N-1A to which the Target Fund is a party or by which it is bound or, (3) to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and transactions contemplated herein shall have been approved by the board of trustees and shareholders of the Target Entity and the board of trustees of the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5. With respect to the Reorganization, the Acquiring Entity and the Target Entity shall have received the opinion of Practus dated as of the Closing Date and addressed to the Acquiring Entity and the Target Entity, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, plus a redemption of fractional shares of the Target Fund immediately before the Closing, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Target Fund upon the transfer of all the Assets of the Target Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund to the Target Fund Shareholders;

(c) The tax basis in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the transfer thereof;

(d) The holding period in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will include the Target Fund’s holding period for such Asset;

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund as part of the Reorganization;

(f) No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their shares of the Target Fund for shares of the Acquiring Fund as part of the Reorganization (except with respect to cash received by Target Fund Shareholders in redemption of fractional shares prior to the Reorganization);

(g) The aggregate tax basis of the shares of the Acquiring Fund shares each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor; and

(h) Each Target Fund Shareholder’s holding period for the shares of the Acquiring Fund received in the Reorganization will include the Target Fund Shareholder’s holding period for the shares of the Target Fund exchanged therefor, provided that the Target Fund Shareholder held such shares of the Target Fund as capital assets on the date of the exchange.

Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this Section 8.5.

9.	BROKERAGE FEES AND EXPENSES

9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transaction provided for herein.

9.2. Except as otherwise provided herein, Arin and EA Advisers will bear 100% of the expenses relating to the Reorganization whether or not the Reorganization is consummated pursuant to a separate arrangement between Arin and EA Advisers. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, terminating any existing agreements or contracts to which the Target Entity is a party (including any penalties payable in connection with such termination), preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein) and any supplements to the Target Fund’s current prospectus and statement of additional information, legal fees, accounting fees, and expenses of holding shareholders’ meetings. Any applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the (i) transfer of securities from the Target Fund to the Acquiring Fund at the time of the Reorganization and (ii) the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities shall be borne by the Target Fund. Notwithstanding the foregoing, expenses of the Reorganization will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Target Fund or the Acquiring Fund to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Target Fund or the Acquiring Fund or on any of their respective shareholders.

10.	COOPERATION AND EXCHANGE OF INFORMATION

With respect to the Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Entity and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

11.	INDEMNIFICATION

11.1. With respect to the Reorganization, the Acquiring Entity, out of the assets of the Acquiring Fund, agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and directors from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Entity or any of its directors or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

11.2. With respect to the Reorganization, the Target Entity, out of the assets of the Target Fund, agrees to indemnify and hold harmless the Acquiring Entity and its officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

12.1. Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2. The covenants to be performed after the Closing shall survive the Closing. The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

13.	TERMINATION

13.1. In addition, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by: (i) resolution of either the board of trustees of the Acquiring Entity or the board of directors of the Target Entity if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement not in the best interests of the shareholders of the Acquiring Fund or the Target Fund, respectively; (ii) mutual agreement of the parties; (iii) either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before [_____], 2023; unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; or (iv) any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees, directors, or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Sections 9.2 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.2. If any order of the Commission with respect to the Agreement shall be issued prior to the Closing that imposes any term or condition that is determined by action of the board of directors of the Target Entity to be acceptable, such term or condition shall be binding as if it were a part of the Agreement without a vote or approval of the shareholders of the Target Fund; provided that, if such term or condition would result in a change in the method of computing the number of Acquiring Fund shares to be issued to the Target Fund, and such term or condition had not been included in the prospectus/proxy statement or other proxy solicitation material furnished to the shareholders of the Target Fund prior to the Special Meeting, the Agreement shall not be consummated and shall terminate unless the Target Entity promptly calls a Special Meeting of its shareholders at which such condition shall be submitted for approval.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following dissemination of the proxy statement/prospectus, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the shareholders of the Target Fund under this Agreement to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

For the Target Entity:

Starboard Investment Trust

116 South Franklin Street

Rocky Mount, North Carolina 27804

(800) 773-3863

For the Acquiring Entity:

EA Series Trust

19 East Eagle Road

Havertown, Pennsylvania 19083

(215) 882-9983

16.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

16.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

16.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.4. This agreement may be executed in any number of counterparts, each of which shall be considered an original. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

16.5. The Target Entity is a Delaware statutory trust organized in series of which the Target Fund constitutes one such series. With respect to the Reorganization, the Target Entity is executing this Agreement on behalf of the Target Fund only. It is expressly agreed that there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Target Fund are enforceable against the assets of the Target Fund only, and not against the assets of the Target Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Entity generally or with respect to any other series thereof are enforceable against the assets of the Target Fund.

16.6. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective trustees, directors, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Sections 9.2, 11.1 and 11.2 hereof, shall bind only the property of the Target Fund or the Acquiring Fund as provided in the Corporate Governing Documents of the Target Entity or the Trust Governing Documents of the Acquiring Entity. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

Starboard Investment Trust, on behalf of Arin Large Cap Theta Fund		EA Series Trust, on behalf of Alpha Architect Tail Risk ETF

By:		By:
	Name:		Name:
	Title:		Title:

For purposes of Section 9.2 only:

Arin Risk Advisors, LLC

By:
Name:
Title:

For purposes of Section 9.2 only:

Empowered Funds, LLC, dba EA Advisers

By:
Name:
Title:

Exhibit B

Financial Highlights of the Target Fund

These financial highlight tables are intended to help you understand the Target Fund’s financial performance and are included in the Target Fund’s annual shareholder report which is incorporated by reference into the SAI. The information presented for each of the fiscal year’s ended February 28, 2018-2022 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, is included in the Target Fund’s annual report, which is available upon request. The financial highlights presented for the six months ended August 31, 2022 have not been audited. The Acquiring Fund is newly organized and therefore has not yet had any operations as of the date of this Proxy Statement/Prospectus and does not have financial highlights to present at this time.

Arin Large Cap Theta Fund

Institutional Class Shares

(For a Share Outstanding During Each of the Fiscal Years Ended)

	August 31, 2022(h)		February 28, 2022		February 28, 2021		February 29, 2020		February 28, 2019	February 28, 2018
Net Asset Value, Beginning of Year	$10.39		$11.30		$9.54		$9.50		$10.50	$10.14

Income (Loss) from Investment Operations
Net investment income (loss)(d)	(0.03)		(0.07)		(0.07)		0.11		0.12	0.05
Net realized and unrealized gain (loss) on investments and options written	(0.84)		(0.08)		2.44		0.13		(0.94)	0.49
Total from investment operations	(0.87)		(0.15)		2.37		0.24		(0.82)	0.54

Less Distributions
Net investment income	-		-		(0.01)		(0.20)		(0.10)	(0.00	)(f)
Net realized gain	-		(0.76)		(0.60)		-		(0.08)	(0.18)
Total distributions	-		(0.76)		(0.61)		(0.20)		(0.18)	(0.18)

Net Asset Value, End of Year	$9.52		$10.39		$11.30		$9.54		$9.50	$10.50

Total Return (a)	(17.37	)%(j)	(1.47)%		24.94%		2.55%		(7.80)%	5.31%

Net Assets, End of Year (in thousands)	$181,082		$188,926		$166,869		$96,449		$105,671	$121,889

Ratios of:
Interest expense to average net assets	-		0.00	%(e)	0.00	%(e)	0.03%		0.15%	0.04%
Gross expenses to average net assets (b)	0.62	%(i)	0.63%		0.65%		0.71%		0.83%	0.72%
Net expenses to average net assets (b)	0.62	%(i)	0.63%		0.65%		0.71%		0.83%	0.72%
Net investment income (loss) to average net assets (b)(c)	(0.62	)%(i)	(0.63)%		(0.59)%		1.11%		1.18%	0.46%

Portfolio turnover rate	0.00	%(j)	0.00%		0.00%		456.80	%(g)	325.85%	94.85%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d)	Calculated using the average shares method.
(e)	Less than 0.01% of average net assets.
(f)	Less than $0.01 per share.
(g)	Portfolio turnover was calculated using the total long-term purchase amount of $27,391. All securities considered short-term were excluded from the calculation according to prescribed rules.
(h)	Unaudited.
(i)	Annualized.
(j)	Not annualized.

B-1

Exhibit C

PRINCIPAL HOLDERS OF SECURITIES OF THE TARGET FUND

Listed below are the names, addresses and percent ownership of each person who, as of January 15, 2023 to the best knowledge of Starboard Trust, owned 5% or more of the outstanding shares of the Target Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Name and Address	Type of Ownership	Percentage of Class (%)
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	Record	11.64%
TD Ameritrade/FBO Joseph C Morwald & Eva P Fluehr JT Ten 27 Paddock Dr New Hope, PA 18938	Beneficial	11.21%
Interactive Brokers LLC 2 Pickwick Plaza Greenwich, CT 06830	Record	6.22%

C-1

Exhibit D

Comparison of Target Fund and Acquiring Fund Fundamental Investment Restrictions

Target Fund	Acquiring Fund
Margin: The Fund may not pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.	Margin: The Fund may not pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.
Control: The Fund may not make investments for the purpose of exercising control or management over a portfolio company.	Control: The Fund may not make investments for the purpose of exercising control or management over a portfolio company.
Underwriting: The Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under federal securities laws.	Underwriting: The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
Loans: The Fund may not make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investments in U.S. Government obligations, short-term commercial paper, certificates of deposit, and bankers acceptances.	Loans: The Fund may not make loans, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
Borrowing: The Fund may not borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.	Borrowing: The Fund may not borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

D-1

Target Fund	Acquiring Fund
Senior Securities: The Fund may not issue senior securities, except as permitted by the 1940 Act.	Senior Securities: The Fund may not issue senior securities, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Real Estate: The Fund may not purchase or sell real estate or direct interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate (including, without limitation, investments in REITs, mortgage-backed securities, and privately held real estate funds).	Real Estate: The Fund may not purchase or sell real estate or direct interests in real estate, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds);
Commodities: The Fund may not invest in commodities, except that the Fund may purchase and sell securities of companies that invest in commodities, options, forward contracts, futures contracts, including those relating to indices and currencies, and options on futures contracts, indices and currencies.	Commodities: The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Fund from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.
Concentration: The Fund may not concentrate its investments. The Fund’s concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to less than 25% of the Fund’s total assets.	Concentration: The Fund will not concentrate its investments in a particular industry or group of industries, as that term is used in the Investment Company Act.
Diversification: The Fund may not, with respect to 75% of its total assets: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies; and (iii) obligations of the United States government, its agencies, or instrumentalities.	Diversification: The Fund may not, with respect to 75% of its total assets: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies; and (iii) obligations of the United States government, its agencies, or instrumentalities.

D-2

Exhibit E

Comparison of Delaware Governing Instruments and Discussion of State Law

The following is a summary discussion of the governing documents for Starboard Investment Trust, a Delaware statutory trust (the “Starboard Trust”), and EA Series Trust, a Delaware statutory trust (the “Trust”), and is not a complete description of the Starboard Trust’s or the Trust’s governing documents. In general, since both the Starboard Trust and the Trust are Delaware statutory trusts, they share very similar provisions that afford shareholders the same or similar rights, as described below. Any material differences between the Starboard Trust and the Trust will be noted in the relevant sections.

Organization and Capital Structure

Organization. The Starboard Trust and the Trust are both Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). The Trust’s operations are governed by its Agreement and Declaration of Trust (the “Trust DE Declaration”) and its by-laws (the “Trust DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees. The Starboard Trust’s operations are governed by its Agreement and Declaration of Trust (the “Starboard Trust DE Declaration”) and its by-laws (the “Starboard Trust DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees.

Capital Structure. The Trust’s shares of beneficial interest are issued without par value. The Trust’s DE Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes. These series or classes have the rights, powers and duties set forth in the Trust’s DE Declaration or as specified in resolutions of the Trust’s Board of Trustees.

The Starboard Trust’s shares of beneficial interest are issued with a par value $0.01 per share. The Starboard Trust’s DE Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes. These series or classes have the rights, powers and duties set forth in the Starboard Trust’s DE Declaration or as specified in resolutions of the Trust’s Board of Trustees.

Annual/Special Shareholder Meeting. The Delaware Act does not require annual shareholders’ meetings. The Trust’s DE By-Laws authorize the calling of a shareholders’ meeting by the Board, the chairperson of the Board or by the president of the Trust to take action on any matter deemed necessary or desirable by the Board of Trustees. A shareholder meeting for the purpose of electing trustees may also be called by the chairperson of the Board of Trustees to the extent permitted by the 1940 Act. To the extent required by federal law, including the 1940 Act, special meetings of the shareholders may be called by the secretary of the Trust upon the request of the shareholders owning shares representing at least twenty percent of the total combined votes of all shares of the Trust issued and outstanding, as required by federal law, including the 1940 Act, provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (b) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which an authorized officer of the Trust shall determine and specify to such shareholders. No meeting may be called upon the request of shareholders to consider any matter which is substantially the same as a matter voted upon at any meeting of the shareholders held during the preceding twelve (12) months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting.

The Starboard Trust’s DE By-Laws are similar to the description for the Trust set forth above.

Voting Rights. The Trust’s DE Declaration provides that one-third of the outstanding shares entitled to vote at a shareholders’ meeting, which are present in person or represented by proxy, shall constitute a quorum at the shareholders’ meeting, except when a larger quorum is required by the DE Declaration, DE By-Laws, applicable law or the requirements of any securities exchange on which shares are listed for trading, in which case such quorum shall comply with such requirements. Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast at a shareholder meeting at which a quorum is present. Where a separate vote by series or class is required, these voting requirements apply to those separate votes.

The Starboard Trust’s DE Declaration provides that except as otherwise provided by the 1940 Act or in the Starboard Trust’s DE Declaration, at any meeting of shareholders, the presence in person or by proxy of the holders of record of shares issued and outstanding and entitled to vote representing more than fifty percent of the total combined net asset value of all shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the meeting.

The Trust’s DE Declaration and Starboard Trust’s DE Declaration both generally provide that each share of the Trust is entitled to one vote for each full share, and a proportionate fraction of a vote for each fraction of a share. Fractional shares will not be offered by the Acquiring Fund. All shares of the Trust entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter. There is no cumulative voting for any matter.

Liability of Shareholders

Liability of Shareholders. Consistent with the Delaware Act, the Trust’s DE Declaration provides that a shareholder of the Trust, as such, shall be entitled to the same limitation of personal liability as that extended to stockholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

The Starboard Trust’s DE Declaration states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time agree to pay.

Dividends and Distributions

Dividends and Distributions. The Trust’s DE Declaration and Starboard Trust’s DE Declaration both provide that the shareholders of any class of the Trust shall be entitled to receive dividends and distributions when, if and as declared by its Board of Trustees provided that such dividends and distributions comply with the 1940 Act. The right of the Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the Trust’s Board of Trustees pursuant to the 1940 Act. Dividends and distributions may be paid, subject to applicable federal law, including the 1940 Act, in cash and/or securities or other property, and the composition of any such distribution shall be determined by the Trustees (or by any officer of the Trust or any other person to whom such authority has been delegated by the Trustees).

Election of Directors/Trustees; Terms; Removal

Election of Trustees; Terms; Removal. Under the Trust’s DE Declaration, each trustee of the Trust holds office for the lifetime of the Trust or until the trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve or if sooner than any such events, the next meeting of shareholders (or consent in lieu of a meeting) called for the purpose of electing trustees and the election and qualification of his or her successor. Under the DE Declaration, any trustee may be removed, with or without cause, by the Board of Trustees, by action of a majority of the trustees then in office, or by the vote of the shareholders at any meeting called for that purpose. Under the DE Declaration, there must be at least one trustee and no more than fifteen trustees. Trustees are elected by a plurality of votes cast at a shareholder meeting at which a quorum is present. There is no cumulative voting for the election of trustees of the Trust. The DE By-laws for the Trust provide a mechanism for the Board to fill vacancies.

The Starboard Trust’s DE Declaration states that the number of Trustees constituting the Board of Trustees shall be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees, provided, however, that the number of Trustees shall in no event be less than one nor more than fifteen. Subject to the requirements of Section 16 and other requirements of the 1940 Act (including, without limitation, the requirements under certain rules adopted under the 1940 Act that disinterested Trustees be nominated and selected by the then-current disinterested Trustees), the Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees and remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages or other payment on account of such removal. Any Trustee may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; or (b) at any meeting of Shareholders by a vote of two-thirds of the total combined net asset value of all Shares of the Trust issued and outstanding. A meeting of Shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of Shareholders owning ten percent or more of the Shares of the Trust in the aggregate.

Standards of Care; Liability of Directors/Trustees and Officers; Indemnification
Standards of Care. The Trust’s DE Declaration and Starboard Trust’s DE Declaration provide that any person who is or was a trustee, officer, employee or other agent of the Trust shall be liable to the Trust and its shareholders only (1) for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) for such person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the person’s duties. Except in these instances, these persons shall not be responsible or liable for any act or omission of any other agent of the Trust or its investment advisor or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Act. Moreover, except in these instances, none of these persons, when acting in their designated capacity, shall be personally liable to any other person, other than the Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

Indemnification. The Trust’s DE Declaration and Starboard Trust’s DE Declaration provide that the Trust shall indemnify, to the fullest extent permitted under applicable law, any of these persons who are a party to any proceeding or is threatened to be made a party to any proceedings because the person is or was an agent of the Trust. These persons shall be indemnified against any expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent does not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the conduct was unlawful. There shall nonetheless be no indemnification for a person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the person’s duties.

Preemptive, Dissenter’s and Other Rights

Preemptive, Dissenter’s and Other Rights. The Trust’s DE Declaration and Starboard Trust’s DE Declaration provide that shareholders shall have no preemptive or other right to subscribe for new or additional authorized, but unissued shares or other securities issued by the Trust or any series thereof. The Trust’s DE Declaration and Starboard Trust’s DE Declaration also provide that no shareholder shall be entitled, as a matter of right, to relief as a dissenting shareholder in respect of any proposal or action involving the Trust or any series or any class thereof.

Amendments to Organizational Documents

Amendments to Organizational Documents. The Trust’s DE Declaration and Starboard Trust’s DE Declaration may be amended or restated at any time by a written instrument signed by a majority of the Trust’s Board of Trustees and, to the extent required by the 1940 Act or the requirements of any securities exchange on which shares are listed for trading, by approval of the amendment by shareholders.

The Trust’s DE By-Laws may be amended, restated, or repealed or new by-laws may be adopted by the affirmative vote of a majority of the votes cast at a shareholders’ meeting called for that purpose where a quorum is present, or by a majority of the Trust’s Board of Trustees.

The Starboard Trust’s DE By-Laws provides that the Board of Trustees shall have the power to make, alter and repeal the By-Laws of the Starboard Trust.

Inspection Rights

Inspection Rights. The Trust’s DE By-Laws provide that, upon reasonable written demand to the Trust, a shareholder may inspect certain information as to the governance and affairs of the Trust for any purpose reasonably related to the shareholder’s interest as a shareholder. If such information is requested by a shareholder, reasonable standards governing, without limitation, the information and documents to be furnished and the time and location (if appropriate) of furnishing them shall be established by the Board or, if the Board has not done so, by the president, any vice-president or the secretary. In addition, the DE By-Laws also authorize the Board or, in case the Board does not act, the president, any vice president or the secretary, to keep confidential from shareholders for a reasonable period of time any information that the Board or the officer reasonably believes to be in the nature of trade secrets or other information that the Board or the officer in good faith believes: (1) would not be in the best interests of the Trust to disclose; (2) could damage the Trust; or (3) that the Trust is required by law or by agreement with a third party to keep confidential.

The Starboard Trust’s DE Declaration and Starboard Trust’s DE By-Laws do not specifically address inspection rights of shareholders. As it result, the Starboard Trust must comply with Section 3819 of the Delaware Act which permits each beneficial owner of a statutory trust, in person or by attorney or other agent, the right, subject to such reasonable standards (including standards governing what information (including books, records and other documents) to obtain from the statutory trust from time to time upon reasonable demand for any purpose reasonably related to the beneficial owner’s interest as a beneficial owner of the statutory trust: (1) A copy of the governing instrument and certificate of trust and all amendments thereto, together with copies of any written powers of attorney pursuant to which the governing instrument and any certificate and any amendments thereto have been executed; (2) A current list of the name and last known business, residence or mailing address of each beneficial owner and trustee; (3) Information regarding the business and financial condition of the statutory trust; and (4) Other information regarding the affairs of the statutory trust as is just and reasonable. Each trustee, in person or by attorney or other agent, shall have the right to examine all the information described above that is reasonably related to his position as a trustee. In addition, the trustees or other persons who have authority to manage the business and affairs of the statutory trust shall have the right to keep confidential from the beneficial owners, for such period of time as such persons deem reasonable, any information that such persons reasonably believe to be in the nature of trade secrets or other information the disclosure of which such persons in good faith believe is not in the best interest of the statutory trust or could damage the statutory trust or its business or which the statutory trust is required by law or by agreement with a third party to keep confidential. Any demand for such information shall be in writing and shall state the purpose of such demand. In every instance where an attorney or other agent shall be the person who seeks the right to obtain the information described herein, the demand shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the beneficial owner or trustee. If a beneficial owner is entitled to obtain the information set forth above or a governing instrument for a purpose reasonably related to the beneficial owner’s interest as a beneficial owner of the statutory trust or other stated purpose, the beneficial owner’s right shall be to obtain such information as is necessary and essential to achieving that purpose.

Dissolution

Dissolution. Under the Trust’s DE Declaration, the Trust, or one of its series or classes, may be dissolved: (i) upon the vote of the holders of not less than a majority of the shares of the Trust (or series or class, as applicable) cast: (ii) at the discretion of the Board of Trustees either (A) at any time there are no shares outstanding of the Trust, or (B) upon prior written notice to the shareholders of the Trust; (iii) upon the occurrence of a dissolution or termination event pursuant to any other provision of this Declaration of Trust or the DSTA; or (iv) with respect to any series, upon any event that causes the dissolution of the Trust. The DE Declaration provides that Board of Trustees shall pay or make reasonable provision to pay all claims and obligations of the Trust and/or each series (or the particular series, as the case may be), including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Trust, and all claims and obligations which are known to the Trust, but for which the identity of the claimant is unknown. The DE Declaration further provides that any remaining assets after dissolution of the Trust or series shall be distributed to the shareholders of the Trust or series, as applicable, ratably according to the number of shares of the Trust or series held of record by the shareholders on the dissolution distribution date.

The Starboard Trust’s DE Declaration states that the Trust may be terminated at any time by the Trustees upon prior written notice to the Shareholders. Any Series (or class) may be terminated at any time by the Trustees upon prior written notice to the Shareholders of that Series (or class). Upon termination of the Trust (or any Series, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities held, severally, with respect to each Series (or the applicable Series, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets held, severally, with respect to each Series (or the applicable Series, as the case may be), to distributable form in cash or shares or other securities, and any combination thereof, and distribute the proceeds held with respect to each Series (or the applicable Series, as the case may be), to the Shareholders of that Series, as a Series, ratably according to the number of Shares of that Series held by the several Shareholders on the date of termination.

Derivative Actions

Derivative Actions. Under the Delaware Act, a shareholder may bring a derivative action if (1) the shareholder has made a pre-suit demand upon the trustees to bring the action and the trustees have refused to do so, or (2) if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or the Trust’s governing instrument from a person who was a shareholder at the time of the transaction.

A shareholder’s right to bring a derivative action may also be subject to additional standards and restrictions set forth in the Trust’s DE Declaration. The DE Declaration provides that a shareholder may bring a derivative action on behalf of the Trust only if the shareholder first makes a pre-suit demand upon the Board of Trustees to bring the action, unless the pre-suit demand is excused. A pre-suit demand shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as such term is defined in the DSTA). Further, unless demand is not required: (i) shareholders eligible to bring such derivative action under the DSTA who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Board of Trustees to commence such action; and (ii) the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The DE Declaration further provides that the Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Board of Trustees determine not to bring such action. However, the standards and restrictions set forth with respect to derivative actions in section 4 the DE Declaration will not apply to claims brought under the federal securities laws.

The Starboard Trust’s DE Declaration does not specifically provide for any additional standards and restrictions. As it result, the Starboard Trust must comply with the Delaware Act that states a shareholder may bring a derivative action if (1) the shareholder has made a pre-suit demand upon the trustees to bring the action and the trustees have refused to do so, or (2) if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or the Trust’s governing instrument from a person who was a shareholder at the time of the transaction.

PART B

STATEMENT OF ADDITIONAL INFORMATION

FOR

ARIN LARGE CAP THETA FUND

116 South Franklin Street

Rocky Mount, North Carolina 27804

(800) 773-3863

Dated February 2, 2023

Acquisition of the Assets and Assumption of Liabilities of:

ARIN LARGE CAP THETA FUND

(a series of Starboard Investment Trust) (“Starboard Trust”)

by and in Exchange for Shares of

ALPHA ARCHITECT TAIL RISK ETF

(a series of EA Series Trust) (the “ETF Trust”)

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of the assets and assumption of the liabilities of the Arin Large Cap Theta Fund (the “Target Fund”), a series of Starboard Trust, by and in exchange for shares of Alpha Architect Tail Risk ETF (the “Acquiring Fund”), a series of EA Series Trust.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus for the Acquiring Fund dated November 21, 2022 (as supplemented on December 20, 2022 and February 1, 2023) (the “Proxy Statement/Prospectus”) relating specifically to the Special Meeting of Shareholders of the Target Fund to be held on February 24, 2023. You may request a free copy of the Proxy Statement/Prospectus without charge by calling (800) 773-3863 or by writing to Arin Large Cap Theta Fund, c/o Starboard Investment Trust, 116 South Franklin Street, Rocky Mount, North Carolina 27804.

Table of Contents

Page
General Information	1
Incorporation of Documents by Reference into the SAI	1

- i -

General Information

This SAI relates specifically to the proposed reorganization of the Target Fund into the Acquiring Fund. In connection with the Special Meeting of Shareholders of the Target Fund to be held on February 24, 2023 (the “Meeting”), shareholders of the Target Fund will be asked to approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for: (i) the acquisition of the assets of the Target Fund and the assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange solely for shares of the Acquiring Fund, (ii) the pro-rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation and dissolution of the Target Fund (the “Reorganization”). Additional information regarding the proposed Reorganization is included in the Proxy Statement/Prospectus relating to the Meeting and in the documents, listed below, that are incorporated by reference into this SAI.

Further information about the Acquiring Fund is contained in the Acquiring Fund’s Statement of Additional Information dated November 21, 2022 (as supplemented on December 20, 2022 and February 1, 2023), which is incorporated herein by reference. Because the Acquiring Fund is newly-organized for the purposes of the Reorganization, the Acquiring Fund has not published annual or semi-annual shareholder reports. The Acquiring Fund is a newly-organized shell series of EA Series Trust with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Reorganization. Additionally, there are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

Supplemental Financial Information

A table showing the fees and expenses of the Target Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Annual Operating Expense Table For Shares Of The Target Fund And Projected Fees For The Acquiring Fund After The Reorganization” of the Proxy Statement/Prospectus.

Because the Acquiring Fund has similar principal investment strategies as the Target Fund, the Reorganization is not expected to result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. Accordingly, a schedule of investments of the Target Fund modified to reflect such change is not included.

Incorporation of Documents by Reference into the SAI

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

Target Fund

1.	Statement of Additional Information dated June 21, 2022, for Starboard Investment Trust (“Starboard Trust”), with respect to Target Fund.

2.	The audited financial statements and related report of the independent public accounting firm included in the Starboard Trust’s Annual Report to Shareholders for the fiscal year ended February 28, 2022, with respect to the Target Fund.

3.	The unaudited financial statements included in the Starboard Trust Semi-Annual Report to Shareholders for the six-month period ended August 31, 2022, with respect to the Target Fund.

ARIN RISK ADVISORS LLC
Where smart money becomes brilliant.

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CONTROL NUMBER

Arin Large Cap Theta Fund

Special Meeting of Shareholders, February 24, 2023

The undersigned shareholder(s) of Arin Large Cap Theta Fund, a series of the Starboard Investment Trust, hereby appoints (names of the undersigned), and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of Arin Large Cap Theta Fund to be held on February 24, 2023, at 10:00 a.m., Eastern time at 116 South Franklin Street, Rocky Mount, NC 27802, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and to otherwise represent the undersigned with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and accompanying Proxy Statement, the terms of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-(800)-591-6309**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 24, 2023. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/arin/docs/largecap2023.pdf

Arin Large Cap Theta Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

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